EXECUTION COPY

                          AGREEMENT AND PLAN OF MERGER


                  THIS AGREEMENT AND PLAN OF MERGER,  dated as of March 31, 1998
("Agreement"), is among HUBCO, Inc. ("HUBCO"), a New Jersey corporation and registered bank holding company, Lafayette American Bank (the "Bank"), a Connecticut state-chartered commercial banking corporation and wholly-owned subsidiary of HUBCO, Dime Financial Corporation, a Connecticut corporation and registered bank holding company ("DFC"), and The Dime Savings Bank of Wallingford, a state savings bank and wholly-owned subsidiary of DFC (the "Dime").

                                    RECITALS

                  The respective Boards of Directors of HUBCO and DFC have each determined that it is in the best interests of HUBCO and DFC and their respective shareholders for HUBCO to acquire DFC by merging DFC with and into HUBCO with HUBCO surviving and DFC shareholders receiving the consideration hereinafter set forth. Immediately after the merger of DFC into HUBCO, the Dime shall be merged with and into the Bank with the Bank surviving.

                  The respective Boards of Directors of DFC, HUBCO, the Bank and the Dime have each duly adopted and approved this Agreement and the Board of Directors of DFC has directed that it be submitted to DFC's shareholders for approval.

                  As a condition for HUBCO to enter into this Agreement, HUBCO has required that it receive an option on certain authorized but unissued shares of DFC Common Stock (as hereinafter defined) and, simultaneously with the execution of this Agreement, DFC is issuing an option to HUBCO (the "HUBCO Stock Option") to purchase certain shares of the authorized and unissued DFC Common Stock subject to the terms and conditions set forth in the Agreement governing the HUBCO Stock Option.

                  NOW, THEREFORE, intending to be legally bound, the parties hereto hereby agree as follows:

                             ARTICLE I - THE MERGER

                  1.1. The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereafter defined), DFC shall be merged with and into HUBCO (the "Merger") in accordance the New Jersey Business Corporation Act (the "NJBCA") and the Connecticut Business Corporation Act ("CBC") and HUBCO shall be the surviving corporation (the "Surviving Corporation").

                  1.2. Effect of the Merger. At the Effective Time, the Surviving Corporation shall be considered the same business and corporate entity as each of HUBCO and DFC and thereupon and thereafter, all the property, rights, privileges, powers and franchises of each of HUBCO and DFC shall vest in the Surviving Corporation and the Surviving Corporation shall be subject to and be deemed to have assumed all of the debts, liabilities, obligations and duties of each of HUBCO and DFC and shall have succeeded to all of each of their relationships, as fully and to the same extent as if such property, rights, privileges, powers, franchises, debts, liabilities, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Corporation. In addition, any reference to either of HUBCO and DFC in any contract or document, whether executed or taking effect before or after the Effective Time, shall be considered a reference to the Surviving Corporation if not inconsistent with the other provisions of the contract or document; and any pending action or other judicial proceeding to which either of HUBCO or DFC is a party, shall not be deemed to have abated or to have discontinued by reason of the Merger, but may be prosecuted to final judgment, order or decree in the same manner as if the Merger had not been made; or the Surviving Corporation may be substituted as a party to such action or proceeding, and any judgment, order or decree may be rendered for or against it that might have been rendered for or against either of HUBCO or DFC if the Merger had not occurred.

                  1.3.  Certificate of Incorporation.  As of the Effective Time,
the certificate of incorporation of HUBCO shall be the certificate of incorporation of the Surviving Corporation until otherwise amended as provided by law.

                  1.4. By-Laws. As of the Effective Time, the By-Laws of HUBCO shall be the By-Laws of the Surviving Corporation until otherwise amended as provided by law.

                  1.5. Directors and Officers. As of the Effective Time, the directors and officers of HUBCO shall be the directors and officers of the Surviving Corporation.

                  1.6 Closing, Closing Date, Determination Date and Effective Time. Unless a different date, time and/or place are agreed to by the parties hereto, the closing of the Merger (the "Closing") shall take place at 10:00 a.m., at the offices of Pitney, Hardin, Kipp & Szuch, 200 Campus Drive, Florham Park, New Jersey, on a date determined by HUBCO on at least five business days notice (the "Closing Notice") given to DFC, which date (the "Closing Date") shall be not less than seven nor more than 10 business days following the receipt of all necessary regulatory and governmental approvals and consents and the expiration of all statutory waiting periods in respect thereof and the satisfaction or waiver of all of the conditions to the consummation of the Merger specified in Article VI hereof (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing). In the Closing Notice, HUBCO shall specify the "Determination Date" for purposes of determining the Median Pre-Closing Price (as hereinafter defined), which date shall be the first date on which all federal and state bank regulatory approvals (and waivers, if applicable) necessary for consummation of the Merger shall have been received and either party shall have informed the other party that all such federal and state bank regulatory approvals (and waivers, if applicable) have been received. Simultaneous with or immediately following the Closing, HUBCO and DFC shall cause to be filed (a) a certificate of merger, in form and substance satisfactory to HUBCO and DFC, with the Secretary of State of the State of New Jersey (the "New Jersey Certificate of Merger") and (b) a certificate of merger, in form and substance satisfactory to HUBCO and DFC, with the Secretary of State of Connecticut (the "Connecticut Certificate of Merger"). Each Certificate of Merger shall specify as the "Effective Time" of the Merger, which Effective Time shall be a date and time following the Closing agreed to by HUBCO and DFC (which date and time the parties currently anticipate will be the close of business on the Closing Date). In the event the parties fail to specify the date and time in the merger certificates, the Merger shall become effective upon (and the "Effective Time" shall be) the later of the time of the filing of the New Jersey Certificate of Merger or the Connecticut Certificate of Merger.

                  1.7 The Bank Merger. Immediately following the Effective Time, the Dime shall be then merged with and into the Bank (the "Bank Merger") in accordance with the provisions of Section 36a-125 of the Banking Law of Connecticut (the "Banking Act"). In the Bank Merger, the Bank shall be the surviving bank (the "Surviving Bank"). Upon the consummation of the Bank Merger, the separate existence of the Dime shall cease and the Surviving Bank shall be considered the same business and corporate entity as each of the Dime and the Bank and all of the property, rights, privileges, powers and franchises of each of the Dime and the Bank shall vest in the Surviving Bank and the Surviving Bank shall be deemed to have assumed all of the debts, liabilities, obligations and duties of each of the Dime and the Bank and shall have succeeded to all or each of their relationships, fiduciary or otherwise, as fully and to the same extent as if such property, rights, privileges, powers, franchises, debts, obligations, duties and relationships had been originally acquired, incurred or entered into by the Surviving Bank. Upon the consummation of the Bank Merger, the certificate of incorporation and By-Laws of the Bank shall be the certificate of incorporation and By-Laws of the Surviving Bank and the officers and directors of the Bank shall be the officers and directors of the Surviving Bank, except as provided in Section 5.20 hereof. Following the execution of this Agreement, the Dime and the Bank shall execute and deliver a merger agreement (the "Bank Merger Agreement"), both in form and substance reasonably satisfactory to the parties hereto, substantially as set forth in Exhibit 1.7 hereto, for delivery to the Commissioner of the Connecticut Department of Banking (the "Department") and the Federal Deposit Insurance Corporation (the "FDIC") for approval of the Bank Merger.

                      ARTICLE II - CONVERSION OF DFC SHARES

                  2.1. Conversion of DFC Common Stock. Each share of common stock, par value $1.00 per share, of DFC ("DFC Common Stock"), issued and outstanding immediately prior to the Effective Time (other than Excluded Shares, as hereinafter defined) shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted as follows:

                           (a) Exchange of Common Stock; Exchange Ratio. Subject
to the provisions of this Section 2.1, each share of DFC Common Stock issued and outstanding immediately prior to the Effective Time (excluding any treasury shares and shares to be canceled pursuant to Section 2.1(d) hereof) shall be converted at the Effective Time into the right to receive a certain number (the "Exchange Ratio") of shares of Common Stock, no par value, of HUBCO ("HUBCO Common Stock") determined in accordance with the next sentence, subject to adjustment as provided in Section 2.1(c) and subject to the payment of cash in lieu of fractional shares in accordance with Section 2.2(e). The Exchange Ratio shall be a number between 1.05 and .93, with the exact number determined from the quotient, rounded to the nearest thousandth, obtained by dividing $38.25 by the Median Pre-Closing Price (as defined in Section 2.2(e)) of HUBCO Common Stock, except if the quotient is greater than 1.05, the Exchange Ratio shall be
1.05 and if the quotient is less than .93, the Exchange Ratio shall be .93.

                           (b)  Cancellation  of  DFC  Certificates.  After  the
Effective Time, all such shares of DFC Common Stock (other than those canceled pursuant to Section 2.1(d)) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each certificate previously evidencing any such shares (other than those canceled pursuant to Section 2.1(d)) shall thereafter represent the right to receive the Merger Consideration (as defined in Section 2.2(b)). The holders of such certificates previously evidencing such shares of DFC Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of DFC Common Stock except as otherwise provided herein or by law. Such certificates previously evidencing such shares of DFC Common Stock (other than those canceled pursuant to Section 2.1(d)) shall be exchanged for certificates evidencing shares of HUBCO Common Stock issued pursuant to this
Article II, upon the  surrender of such  certificates  in  accordance  with this
Article II. No fractional shares of HUBCO Common Stock shall be issued, and, in lieu thereof, a cash payment shall be made pursuant to Section 2.2(e).

                           (c) Capital  Changes.  If between the date hereof and
the Effective Time the outstanding shares of HUBCO Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, stock split, reclassification, recapitalization, merger, combination or exchange of shares, the Exchange Ratio and the definition of Median Pre-Closing Price shall be correspondingly adjusted to reflect such stock dividend, stock split, reclassification, recapitalization, merger, combination or exchange of shares.

                           (d) Excluded  Shares.  All shares of DFC Common Stock
held by DFC in its treasury or owned by HUBCO or by any of HUBCO's wholly-owned subsidiaries (other than shares held as trustee or in a fiduciary capacity and shares held as collateral on or in lieu of a debt previously contracted) immediately prior to the Effective Time ("Excluded Shares") shall be canceled.

                  2.2.     Exchange of Certificates.

                           (a) Exchange Agent.  As of the Effective Time,  HUBCO
shall deposit, or shall cause to be deposited, with Hudson United Bank, Trust Department or another bank or trust company designated by HUBCO and reasonably acceptable to DFC (the "Exchange Agent"), for the benefit of the holders of shares of DFC Common Stock, for exchange in accordance with this Article II, through the Exchange Agent, certificates evidencing shares of HUBCO Common Stock and cash in such amount such that the Exchange Agent possesses such number of shares of HUBCO Common Stock and such amount of cash as are required to provide all of the consideration required to be exchanged by HUBCO pursuant to the provisions of this Article II (such certificates for shares of HUBCO Common Stock, together with any dividends or distributions with respect thereto, and cash being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the HUBCO Common Stock and cash out of the Exchange Fund in accordance with Section 2.1. Except as contemplated by Section 2.2(f) hereof, the Exchange Fund shall not be used for any other purpose.

                           (b)  Exchange  Procedures.   As  soon  as  reasonably
practicable either before or after the Effective Time, but in any event no later than five business days after the Effective Time, HUBCO will instruct the Exchange Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time evidenced outstanding shares of DFC Common Stock (the "Certificates"), (i) a letter of transmittal (the form and substance of which is reasonably agreed to by HUBCO and DFC prior to the Effective Time and which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent and which shall have such other provisions as HUBCO may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates evidencing shares of HUBCO Common Stock and cash in lieu of fractional shares. Upon surrender of a Certificate for cancellation to the Exchange Agent together with such letter of transmittal, duly executed, and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor (x) certificates evidencing that number of whole shares of HUBCO Common Stock which such holder has the right to receive in respect of the shares of DFC Common Stock formerly evidenced by such
Certificate in accordance with Section 2.1 and (y) cash in lieu of fractional shares of HUBCO Common Stock to which such holder may be entitled pursuant to
Section  2.2(e) (the shares of HUBCO Common Stock and cash  described in clauses
(x) and (y) being collectively referred to as the "Merger Consideration") and the Certificates so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of DFC Common Stock which is not registered in the transfer records of DFC, a certificate evidencing the proper number of shares of HUBCO Common Stock and/or cash may be issued and/or paid in accordance with this Article II to a transferee if the Certificate evidencing such shares of DFC Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to evidence only the right to receive upon such surrender the Merger Consideration.

                           (c) Distributions  with Respect to Unexchanged Shares
of HUBCO Common Stock. No dividends or other distributions declared or made after the Effective Time with respect to HUBCO Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of HUBCO Common Stock evidenced thereby, and no other part of the Merger Consideration shall be paid to any such holder, until the holder of such Certificate shall surrender such Certificate (or a suitable affidavit of loss and customary bond). Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder of the certificates evidencing shares of HUBCO Common Stock issued in exchange therefor, without interest, (i) promptly, the amount of any cash payable with respect to a fractional share of HUBCO Common Stock to which such holder may have been entitled pursuant to Section 2.2(e) and the amount of dividends or other distributions with a record date on or after the Effective Time theretofore paid with respect to such shares of HUBCO Common Stock, and
(ii) at the appropriate payment date, the amount of dividends or other distributions, with a record date on or after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such shares of HUBCO Common Stock.

                           (d) No Further Rights in DFC Common Stock. All shares
of HUBCO Common Stock issued and cash paid upon conversion of the shares of DFC Common Stock in accordance with the terms hereof shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to such shares of DFC Common Stock.

                           (e) No Fractional  Shares;  Median Pre-Closing Price.
No certificates or scrip evidencing fractional shares of HUBCO Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to any rights of a shareholder of HUBCO. Cash shall be paid in lieu of fractional shares of HUBCO Common Stock, based upon the Median Pre-Closing Price per whole share of HUBCO Common Stock. The "Median Pre-Closing Price" shall be determined by taking the price half-way between the Closing Prices left after discarding the 4 lowest and 4 highest Closing Prices in the 10 consecutive trading day period which ends on (and includes) the Determination Date. The "Closing Price" shall mean the closing price of HUBCO Common Stock as supplied by the NASDAQ Stock Market and published in The Wall Street Journal. A "trading day" shall mean a day for which a Closing Price is so supplied and published. (The NASDAQ Stock Market, or such other national securities exchange on which HUBCO Common Stock may be traded after the date hereof, is referred to herein as "NASDAQ")

                           (f)  Termination of Exchange Fund. Any portion of the
Exchange Fund which remains undistributed to the holders of DFC Common Stock for two years after the Effective Time shall be delivered to HUBCO, upon demand, and any holders of DFC Common Stock who have not theretofore complied with this
Article II shall thereafter look only to HUBCO for the Merger Consideration, dividends and distributions to which they are entitled.

                           (g) No  Liability.  Neither  HUBCO,  the Bank nor the
Exchange Agent shall be liable to any holder of shares of DFC Common Stock for any such shares of HUBCO Common Stock or cash (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                           (h)  Withholding  Rights.  HUBCO shall be entitled to
deduct and withhold, or cause the Exchange Agent to deduct and withhold, from funds provided by the holder or from the consideration otherwise payable pursuant to this Agreement to any holder of DFC Common Stock, the minimum amounts (if any) that HUBCO is required to deduct and withhold with respect to the making of such payment under the Code (as defined in Section 3.8), or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by HUBCO, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of DFC Common Stock in respect of which such deduction and withholding was made by HUBCO.

                  2.3. Stock Transfer Books. At the Effective Time, the stock transfer books of DFC shall be closed and there shall be no further registration of transfers of shares of DFC Common Stock thereafter on the records of DFC. On or after the Effective Time, any Certificates presented to the Exchange Agent or HUBCO for transfer shall be converted into the Merger Consideration.

                  2.4.  DFC Stock  Options.  The Stock  Options  (as  defined in
Section 3.2) described in the DFC Disclosure Schedule are issued and outstanding pursuant to the 1986 Stock Option and Incentive Plan, the City Savings Bank of Meriden Stock Option Plan, the 1986 Stock Option Plan for Outside Directors, Non-Qualified Stock Option Agreements, as amended, for William J. Farrell and M. Joseph Canavan, the 1996 Stock Option and Incentive Plan, the Chairman's 1996 Non-Qualified Stock Option Agreement, and the 1996 Stock Option Plan for Outside Directors (the "DFC Stock Option Plans") and the agreements pursuant to which such Stock Options were granted (each, an "Option Grant Agreement"). HUBCO acknowledges and agrees to honor the provisions of the DFC Stock Option Plan and the Option Grant Agreement, including those relating to vesting and conversion in connection with a change in control of DFC. Each Stock Option outstanding at the Effective Time (each a "Continuing Stock Option") shall be converted into an option to purchase HUBCO Common Stock, wherein (i) the right to purchase shares of DFC Common Stock pursuant to the Continuing Stock Option shall be converted into the right to purchase that same number of shares of HUBCO Common Stock multiplied by the Exchange Ratio, (ii) the option exercise price per share of HUBCO Common Stock shall be the previous option exercise price per share of the DFC Common Stock divided by the Exchange Ratio, and (iii) in all other material respects the option shall be subject to the same terms and conditions as governed the Continuing Stock Option on which it was based, including the length of time within which the option may be exercised (which shall not be extended except that the holder of a Stock Option who continues in the service of HUBCO or a subsidiary of HUBCO shall not be deemed to have terminated service for purposes of determining the Continuing Stock Option exercise period) and for all Continuing Stock Options, such adjustments shall be and are intended to be effected in a manner which is consistent with Section 424(a) of the Code (as defined in Section 3.2 hereof). If a Stock Option Grant Agreement also provided for a Stock Appreciation Right, the Stock Appreciation Right shall also continue (subject to the same adjustments as are provided for Continuing Stock Options). Shares of HUBCO Common Stock issuable upon exercise of Continuing Stock Options shall be covered by an effective registration statement on Form S-8, and HUBCO shall use its reasonable best efforts to file a registration statement on Form S-8 covering such shares as soon as possible after the Effective Time.

               ARTICLE III - REPRESENTATIONS AND WARRANTIES OF DFC

                  References herein to "DFC Disclosure Schedule" shall mean all of the disclosure schedules required by this Article III, dated as of the date hereof and referenced to the specific sections and subsections of Article III of this Agreement, which have been delivered on the date hereof by DFC to HUBCO. DFC hereby represents and warrants to HUBCO as follows:

                  3.1.     Corporate Organization

                           (a) DFC is a corporation  duly  organized and validly
existing under the laws of the State of Connecticut. DFC has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries (as defined below), taken as a whole. DFC is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHCA").

                           (b)  Each  DFC  Subsidiary  and its  jurisdiction  of
incorporation is listed in the DFC Disclosure Schedule. For purposes of this Agreement, the term "DFC Subsidiary" means any corporation, partnership, joint venture or other legal entity in which DFC, directly or indirectly, owns at least a 50% stock or other equity interest or for which DFC, directly or indirectly, acts as a general partner, provided that to the extent that any representation or warranty set forth herein covers a period of time prior to the date of this Agreement, the term "DFC Subsidiary" shall include any entity which was a DFC Subsidiary at any time during such period. The Dime is a Connecticut state-chartered savings bank duly organized and validly existing in stock form under the laws of the State of Connecticut. All eligible accounts of depositors issued by the Dime are insured by the Bank Insurance Fund of the FDIC (the "BIF") to the fullest extent permitted by law. Each DFC Subsidiary has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries, taken as a whole.

                           (c) The DFC  Disclosure  Schedule sets forth true and
complete copies of the Certificate of Incorporation and By-Laws, as in effect on the date hereof, of DFC and each DFC Subsidiary. Except as set forth in Disclosure Schedule 3.1(b), the Dime and DFC do not own or control, directly or indirectly, any equity interest in any corporation, company, partnership, joint venture or other entity.

                  3.2. Capitalization. The authorized capital stock of DFC consists of 9,000,000 shares of DFC Common Stock and 1,000,000 shares of preferred stock. None of the preferred stock has been issued. As of March 27, 1998, there were 5,248,067 shares of DFC Common Stock issued and outstanding and 351,607 treasury shares. As of March 27, 1998, there were 496,160 shares of DFC Common Stock issuable upon exercise of outstanding stock options and stock appreciation rights. The DFC Disclosure Schedule sets forth (i) all options and stock appreciation rights which may be exercised for issuance of DFC Common Stock (collectively, the "Stock Options"), their strike prices and exercise dates, and (ii) true and complete copies of each plan and a specimen of each form of agreement pursuant to which any outstanding Stock Option was granted, including a list of each outstanding Stock Option issued pursuant thereto. All issued and outstanding shares of DFC Common Stock, and all issued and outstanding shares of capital stock of each DFC Subsidiary, have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights and are free and clear of any liens, encumbrances, charges, restrictions or rights of third parties imposed by DFC or any DFC Subsidiary. Except for the Stock Options and the HUBCO Stock Option, neither DFC nor the Dime has granted nor is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase, subscription or issuance of any shares of capital stock of DFC or the Dime or any securities representing the right to purchase, subscribe or otherwise receive any shares of such capital stock or any securities convertible into any such shares, and there are no agreements or understandings with respect to voting of any such shares.

                  3.3.     Authority; No Violation.

                           (a) Subject to the approval of this Agreement and the
transactions contemplated hereby by all applicable regulatory authorities and by the shareholders of DFC, and the approval of the Bank Merger Agreement by DFC as sole shareholder of the Dime, DFC and the Dime have the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the directors of DFC and the Dime in accordance with their respective Certificate of Incorporation and By-Laws and applicable laws and regulations. Except for such approvals, no other corporate proceedings not otherwise contemplated hereby on the part of DFC or the Dime are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by DFC and the Dime, and constitutes the valid and binding obligation of each of DFC and the Dime, enforceable against DFC and the Dime in accordance with its terms, except to the extent that enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of Connecticut state-chartered savings banks or their holding companies, (ii) general equitable principles, and (iii) laws relating to the safety and soundness of insured depository institutions and except that no representation is made as to the effect or availability of equitable remedies or injunctive relief.

                           (b)  Neither  the  execution  and  delivery  of  this
Agreement by DFC or the Dime, nor the consummation by DFC or the Dime of the transactions contemplated hereby in accordance with the terms hereof, or compliance by DFC or the Dime with any of the terms or provisions hereof, will
(i) violate any provision of DFC's or the Dime's Certificate of Incorporation or By-Laws, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to DFC, the Dime or any of their respective properties or assets, or (iii) except as set forth in the DFC Disclosure Schedule, violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the respective properties or assets of DFC or the Dime under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which DFC or the Dime is a party, or by which they or any of their respective properties or assets may be bound or affected except, with respect to (ii) and (iii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries, taken as a whole, and which will not prevent or materially delay the consummation of the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to the Board of Governors of the Federal Reserve System (the "FRB"), the FDIC, the Department, the Connecticut Department of Environmental Protection (the "DEP"), the Securities and Exchange Commission (the "SEC"), and the shareholders of DFC, no consents or approvals of or filings or registrations with or notices to any third party or any public body or authority are necessary on behalf of DFC or the Dime in connection with (x) the execution and delivery by DFC of this Agreement and (y) the consummation by DFC of the Merger, and the consummation by DFC and the Dime of the other transactions contemplated hereby, except (i) such as are listed in the DFC Disclosure Schedule and (ii) such as individually or in the aggregate will not (if not obtained) have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries taken as a whole or prevent or materially delay the consummation of the transactions contemplated hereby. To the best of DFC's knowledge, no fact or condition exists which DFC has reason to believe will prevent it and the Dime from obtaining the aforementioned consents and approvals.

                  3.4.     Financial Statements.

                           (a) The DFC Disclosure  Schedule sets forth copies of
the consolidated statements of financial condition of DFC as of December 31, 1996 and 1997, and the related consolidated statements of income, changes in stockholders' equity and of cash flows for the periods ended December 31, in each of the three fiscal years 1995 through 1997, in each case accompanied by the audit report of KPMG Peat Marwick LLP, independent public accountants with respect to DFC ("Peat Marwick"), filed with the SEC under the Securities Exchange Act of 1934, as amended ("1934 Act") (collectively, the "DFC Financial Statements"). The DFC Financial Statements (including the related notes) have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied during the periods involved (except as may be indicated therein or in the notes thereto), and fairly present the consolidated financial condition of DFC as of the respective dates set forth therein, and the related consolidated statements of income, changes in stockholders' equity and cash flows fairly present the results of the consolidated operations, changes in shareholders' equity and cash flows of DFC for the respective periods set forth therein.

                           (b) The  books  and  records  of DFC and  each of its
Subsidiaries are being maintained in material compliance with applicable legal and accounting requirements.

                           (c) Except as and to the extent reflected,  disclosed
or reserved against in the DFC Financial Statements (including the notes thereto), as December 31, 1997, neither DFC nor any DFC Subsidiary had any liabilities, whether absolute, accrued, contingent or otherwise, material to the business, operations, assets or financial condition of DFC and the DFC
Subsidiaries, taken as a whole which were required by GAAP (consistently applied) to be disclosed in DFC's consolidated statement of condition as of December 31, 1997 or the notes thereto. Since December 31, 1997, neither DFC nor any DFC Subsidiary has incurred any liabilities except in the ordinary course of business and consistent with prudent business practice, except as related to the transactions contemplated by this Agreement or except as set forth in the DFC Disclosure Schedule.

                  3.5. Broker's and Other Fees. Except for A.G. Edwards & Sons, Inc. ("A.G. Edwards") and First Albany Corporation ("First Albany"), neither Dime Financial Corporation nor any of its Subsidiaries nor any of their respective directors or officers has employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement. The agreement with A.G. Edwards and the agreement with First Albany are set forth in the DFC Disclosure Schedule. Other than pursuant to the agreement with A.G. Edwards and First Albany or as set forth in the DFC Disclosure Schedule, there are no fees (other than time charges billed at usual and customary rates) payable to any consultants, including lawyers and accountants, in connection with this transaction or which would be triggered by consummation of this transaction or the termination of the services of such consultants by DFC or any its Subsidiaries.

                  3.6.     Absence of Certain Changes or Events.

                           (a)  Except  as  disclosed  in  the  DFC   Disclosure
Schedule, there has not been any material adverse change in the business, operations, assets or financial condition of DFC and any DFC Subsidiary, taken as a whole, since December 31, 1997 and to the best of DFC's knowledge, no fact or condition exists which DFC believes will cause such a material adverse change in the future; provided, however, that a material adverse change shall not be deemed to include (i) any change in the value of the respective investment and loan portfolios of DFC and the DFC Subsidiaries as the result of a change in interest rates generally, (ii) any change occurring after the date hereof in any federal or state law, rule or regulation or in GAAP, which change affects banking institutions generally, (iii) reasonable expenses incurred in connection with this Agreement and the transactions contemplated hereby, or (iv) actions or omissions of DFC or any DFC Subsidiary taken with the prior written consent of HUBCO in contemplation of the transactions contemplated hereby (including without limitation any actions taken by DFC or the Dime pursuant to Section 5.15 of this Agreement).

                           (b)  Except  as  set  forth  in  the  DFC  Disclosure
Schedule, neither DFC nor any DFC Subsidiary has taken or permitted any of the actions set forth in Section 5.2 hereof between December 31, 1997 and the date hereof and, except for execution of this Agreement, and the other documents contemplated hereby, DFC and each DFC Subsidiary has conducted their respective businesses only in the ordinary course, consistent with past practice.

                  3.7. Legal Proceedings. Except as disclosed in the DFC Disclosure Schedule, and except for ordinary routine litigation incidental to the business of DFC and the DFC Subsidiaries, neither DFC nor any DFC Subsidiary is a party to any, and there are no pending or, to the best of DFC's knowledge, threatened legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against DFC or any DFC Subsidiary which, if decided adversely to DFC or any DFC Subsidiary, are reasonably likely to have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries taken as a whole. Except as disclosed in the DFC Disclosure Schedule, neither DFC nor any DFC Subsidiary is a party to any order, judgment or decree entered in any lawsuit or proceeding which is material to DFC or such DFC Subsidiary.

                  3.8.     Taxes and Tax Returns.

                           (a) DFC and each DFC  Subsidiary  has duly filed (and
until the Effective Time will so file) all returns, declarations, reports, information returns and statements ("Returns") required to be filed by it on or before the Effective Time in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and has duly paid (and until the Effective Time will so pay) all such taxes due and payable, other than taxes or other charges which are being contested in good faith (and disclosed to HUBCO in writing) or against which reserves have been established. DFC and each DFC Subsidiary has established (and until the Effective Time will establish) on its books and records reserves that are adequate for the payment of all federal, state and local taxes not yet due and payable, but are incurred in respect of DFC or such DFC Subsidiary through such date. None of the federal or state income tax returns of DFC or any DFC Subsidiary have been examined by the Internal Revenue Service (the "IRS") or the Connecticut Department of Revenue Services within the past six years. To the best knowledge of DFC, there are no audits or other administrative or court proceedings presently pending nor any other disputes pending with respect to, or claims asserted for, taxes or assessments upon DFC or any DFC Subsidiary, nor has DFC or any DFC Subsidiary given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or Returns.

                           (b)  Except  as  set  forth  in  the  DFC  Disclosure
Schedule, neither DFC nor any DFC Subsidiary (i) has requested any extension of time within which to file any Return which Return has not since been filed, (ii) is a party to any agreement providing for the allocation or sharing of taxes,
(iii) is required to include in income any adjustment pursuant to Section 481(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by reason of a voluntary change in accounting method initiated by DFC or such DFC Subsidiary (nor does DFC have any knowledge that the IRS has proposed any such adjustment or change of accounting method), or (iv) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

                           (c) The DFC  Disclosure  Schedule  lists all of DFC's
and any DFC Subsidiary's federal, state and local tax loss carry forwards including the year in which such tax loss carry forward was accumulated.

                  3.9.     Employee Benefit Plans.

                           (a)  Except  as  set  forth  on  the  DFC  Disclosure
Schedule, neither DFC nor any DFC Subsidiary maintains or contributes to any "employee pension benefit plan" (the "DFC Pension Plans") within the meaning of such term in Section 3(2)(A) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), "employee welfare benefit plan" (the "DFC Welfare Plans") within the meaning of such term in Section 3(1) of ERISA, stock option plan, stock purchase plan, deferred compensation plan, severance plan, bonus plan, employment agreement, director retirement program or other similar plan, program or arrangement. Neither DFC nor any DFC Subsidiary has, since September 2, 1974, contributed to any "Multiemployer Plan," within the meaning of Section 3(37) of ERISA.

                           (b)  DFC  has  previously  delivered  to  HUBCO,  and
included in the DFC Disclosure Schedules, a complete and accurate copy of each of the following with respect to each of the DFC Pension Plans and DFC Welfare Plans, if any: (i) plan document, summary plan description, and summary of material modifications (if not available, a detailed description of the foregoing); (ii) trust agreement or insurance contract, if any; (iii) most recent IRS determination letter, if any; (iv) most recent actuarial report, if any; and (v) most recent annual report on Form 5500.

                           (c) The present value of all accrued  benefits,  both
vested and non-vested, under each of the DFC Pension Plans subject to Title IV of ERISA, based upon the actuarial assumptions used for funding purposes in the most recent actuarial valuation prepared by such DFC Pension Plan's actuary, did not exceed the then current value of the assets of such plans allocable to such accrued benefits. To the best of DFC 's knowledge, the actuarial assumptions then utilized for such plans were reasonable and appropriate as of the last valuation date and reflect then current market conditions.

                           (d) During the last six years,  the  Pension  Benefit
Guaranty Corporation ("PBGC") has not asserted any claim for liability against DFC or any DFC Subsidiary which has not been paid in full.

                           (e) All premiums (and interest  charges and penalties
for late payment, if applicable) due to the PBGC with respect to each DFC Pension Plan have been paid. All contributions required to be made to each DFC Pension Plan under the terms thereof, ERISA or other applicable law have been timely made, and all amounts properly accrued to date as liabilities of DFC which have not been paid have been properly recorded on the books of DFC .

                           (f)  Except  as  disclosed  in  the  DFC   Disclosure
Schedule, each of the DFC Pension Plans, DFC Welfare Plans and each other employee benefit plan and arrangement identified on the DFC Disclosure Schedule has been operated in compliance in all material respects with the provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder, and all other applicable governmental laws and regulations. Furthermore, except as disclosed in the DFC Disclosure Schedule, if DFC maintains any DFC Pension Plan, DFC has received or applied for a favorable determination letter from the IRS which takes into account the Tax Reform Act of 1986 and (to the extent it mandates currently applicable requirements) subsequent legislation, and DFC is not aware of any fact or circumstance which would disqualify any plan, other than operational defects which could be retroactively corrected (in accordance with the procedures of the IRS) without a material adverse effect on DFC and the DFC Subsidiaries taken as a whole.

                           (g) To the  best  knowledge  of  DFC,  no  non-exempt
prohibited  transaction,  within  the  meaning  of  Section  4975 of the Code or
Section 406 of ERISA, has occurred with respect to any DFC Welfare Plan or DFC Pension Plan that would result in any material tax or penalty for DFC or any DFC Subsidiary.

                           (h)  No  DFC  Pension  Plan  or  any  trust   created
thereunder has been terminated, nor have there been any "reportable events" (notice of which has not been waived by the PBGC), within the meaning of Section 4034(b) of ERISA, with respect to any DFC Pension Plan.

                           (i) No "accumulated  funding  deficiency," within the
meaning of Section 412 of the Code, has been incurred with respect to any DFC Pension Plan.

                           (j) There are no  material  pending,  or, to the best
knowledge of DFC, material threatened or anticipated claims (other than routine claims for benefits) by, on behalf of, or against any of the DFC Pension Plans or the DFC Welfare Plans, any trusts created thereunder or any other plan or arrangement identified in the DFC Disclosure Schedule.

                           (k)  Except  as  disclosed  in  the  DFC   Disclosure
Schedule, no DFC Pension Plan or DFC Welfare Plan provides medical or death benefits (whether or not insured) beyond an employee's retirement or other termination of service, other than (i) coverage mandated by law or pursuant to conversion or continuation rights set out in such Plan or an insurance policy providing benefits thereunder, or (ii) death benefits under any DFC Pension Plan.

                           (l) Except with respect to customary health, life and
disability benefits, there are no unfunded benefit obligations which are not accounted for by reserves shown on the DFC Financial Statements and established in accordance with GAAP.

                           (m) With  respect  to each DFC  Pension  Plan and DFC
Welfare Plan that is funded wholly or partially through an insurance policy, there will be no liability of DFC or any DFC Subsidiary as of the Effective Time under any such insurance policy or ancillary agreement with respect to such insurance policy in the nature of a retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring prior to the Effective Time.

                           (n) Except (i) for  payments  and other  benefits due
pursuant to the employment agreements and the 1998 corporate bonus plan included within the DFC Disclosure Schedule, and (ii) as set forth in the DFC Disclosure Schedule, or as expressly agreed to by HUBCO in writing either pursuant to this Agreement or otherwise, the consummation of the transactions contemplated by this Agreement will not (x) entitle any current or former employee of DFC or any DFC Subsidiary to severance pay, unemployment compensation or any similar payment, or (y) accelerate the time of payment or vesting, or increase the amount of any compensation or benefits due to any current or former employee under any DFC Pension Plan or DFC Welfare Plan.

                           (o)  Except  for the DFC  Pension  Plans  and the DFC
Welfare Plans, and except as set forth on the DFC Disclosure Schedule, DFC has no deferred compensation agreements, understandings or obligations for payments or benefits to any current or former director, officer or employee of DFC or any DFC Subsidiary or any predecessor of any thereof. The DFC Disclosure Schedule sets forth: (i) true and complete copies of the agreements, understandings or obligations with respect to each such current or former director, officer or employee, and (ii) the most recent actuarial or other calculation of the present value of such payments or benefits.

                           (p)  Except  as  set  forth  in  the  DFC  Disclosure
Schedule, DFC does not maintain or otherwise pay for life insurance policies (other than group term life policies on employees) with respect to any director, officer or employee. The DFC Disclosure Schedule lists each such insurance policy and includes a copy of each agreement with a party other than the insurer with respect to the payment, funding or assignment of such policy. To the best of DFC 's knowledge, neither DFC nor any DFC Pension Plan or DFC Welfare Plan owns any individual or group insurance policies issued by an insurer which has been found to be insolvent or is in rehabilitation pursuant to a state proceeding.

                           (q)  Except  as  set  forth  in  the  DFC  Disclosure
Schedule, DFC does not maintain any retirement plan or retiree medical plan or arrangement for directors. The DFC Disclosure Schedule sets forth the complete documentation and actuarial evaluation of any such plan.

                  3.10.    Reports.

                           (a) The DFC Disclosure Schedule lists, and as to item
(i) below DFC has previously delivered to HUBCO a complete copy of, each (i) final registration statement, prospectus, annual, quarterly or current report and definitive proxy statement filed by DFC since January 1, 1996 pursuant to the Securities Act of 1933, as amended ("1933 Act"), or the 1934 Act and (ii) communication (other than general advertising materials and press releases) mailed by DFC to its shareholders as a class since January 1, 1996, and each such communication, as of its date, complied in all material respects with all applicable statutes, rules and regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that information as of a later date shall be deemed to modify information as of an earlier date.

                           (b)  Since  January  1,  1996,  (i) DFC has filed all
reports that it was required to file with the SEC under the 1934 Act, and (ii) DFC and the Dime each has duly filed all material forms, reports and documents which it was required to file with each agency charged with regulating any aspect of its business, in each case in form which was correct in all material respects, and, subject to permission from such regulatory authorities, DFC promptly will deliver or make available to HUBCO accurate and complete copies of such reports. As of their respective dates, each such form, report, or document, and each such final registration statement, prospectus, annual, quarterly or current report, definitive proxy statement or communication, complied in all material respects with all applicable statutes, rules and regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that information contained in any such document as of a later date shall be deemed to modify information as of an earlier date. The DFC Disclosure Schedule lists the dates of all examinations of DFC or the Dime conducted by either the FRB, the FDIC or the Department since January 1, 1996 and the dates of any responses thereto submitted by DFC or the Dime.

                  3.11. DFC and Dime Information. The information relating to DFC and the Dime, this Agreement, and the transactions contemplated hereby (except for information relating solely to HUBCO) to be contained in the Proxy Statement-Prospectus (as defined in Section 5.6(a) hereof) to be delivered to shareholders of DFC in connection with the solicitation of their approval of the Merger, as of the date the Proxy Statement-Prospectus is mailed to shareholders of DFC, and up to and including the date of the meeting of shareholders to which such Proxy Statement-Prospectus relates, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.12. Compliance with Applicable Law. Except as set forth in the DFC Disclosure Schedule, DFC and each DFC Subsidiary holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business and has complied with and is not in default in any respect under any applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority relating to DFC or such DFC Subsidiary (including, without limitation, consumer, community and fair lending laws) (other than where the failure to have a license, franchise, permit or authorization or where such default or noncompliance will not result in a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries taken as a whole) and DFC has not received notice of violation of, and does not know of any violations of, any of the above.

                  3.13.    Certain Contracts.

                           (a) Except for plans  referenced  in Section  3.9 and
except as disclosed in the DFC Disclosure Schedule, (i) neither DFC nor any DFC Subsidiary is a party to or bound by any written contract or any understanding with respect to the employment of any officers, employees, directors or consultants, and (ii) the consummation of the transactions contemplated by this Agreement will not (either alone or upon the occurrence of any additional acts or events) result in any payment (whether of severance pay or otherwise) becoming due from DFC or any DFC Subsidiary to any officer, employee, director or consultant thereof. The DFC Disclosure Schedule sets forth true and correct copies of all severance or employment agreements with officers, directors, employees, agents or consultants to which DFC or any DFC Subsidiary is a party.

                           (b)  Except  as  disclosed  in  the  DFC   Disclosure
Schedule and except for loan commitments, loan agreements and loan instruments entered into or issued by the Dime in the ordinary course of business, (i) as of the date of this Agreement, neither DFC nor any DFC Subsidiary is a party to or bound by any commitment, agreement or other instrument which is material to the business, operations, assets or financial condition of DFC and the DFC Subsidiaries taken as a whole, (ii) no commitment, agreement or other instrument to which DFC or any DFC Subsidiary is a party or by which either of them is bound limits the freedom of DFC or any DFC Subsidiary to compete in any line of business or with any person, and (iii) neither DFC nor any DFC Subsidiary is a party to any collective bargaining agreement.

                           (c)  Except  as  disclosed  in  the  DFC   Disclosure
Schedule, neither DFC nor any DFC Subsidiary or, to the best knowledge of DFC, any other party thereto, is in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan or other commitment (except those under which the Dime is or will be the creditor) or arrangement, except for defaults which individually or in the aggregate would not have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries, taken as a whole.

                  3.14.    Properties and Insurance.

                           (a)  Except  as  set  forth  in  the  DFC  Disclosure
Schedule, DFC or a DFC Subsidiary has good and, as to owned real property, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in DFC's consolidated balance sheet as of December 31, 1997, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1997), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in said balance sheet or the notes thereto or that secure liabilities incurred in the ordinary course of business after the date of such balance sheet, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, (iii) such encumbrances, liens, mortgages, security interests, pledges and title imperfections that are not in the aggregate material to the business, operations, assets, and financial condition of DFC and the DFC Subsidiaries taken as a whole and (iv) with respect to owned real property, title imperfections noted in title reports delivered to HUBCO prior to the date hereof. Except as affected by the transactions contemplated hereby, DFC or one or more of its Subsidiaries as lessees have the right under valid and subsisting leases to occupy, use, possess and control all real property leased by DFC and such Subsidiaries in all material respects as presently occupied, used, possessed and controlled by DFC and its Subsidiaries.

                           (b)  The  business   operations   and  all  insurable
properties and assets of DFC and each DFC Subsidiary are insured for their benefit against all risks which, in the reasonable judgment of the management of DFC, should be insured against, in each case under policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of the management of DFC adequate for the business engaged in by DFC and the DFC Subsidiaries. As of the date hereof, neither DFC nor any DFC Subsidiary has received any notice of cancellation or notice of a material amendment of any such insurance policy or bond or is in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion. The DFC Disclosure Schedule sets forth in summary form a list of all insurance policies of DFC and the DFC Subsidiaries.

                  3.15. Minute Books. As of the date of this Agreement, the minute books of DFC and the DFC Subsidiaries contain accurate records of all meetings and other corporate action held of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors) through a date not later than 30 days prior to the date of this Agreement, and except for the Merger, no material corporate actions were considered or approved by the shareholders or Boards of Directors (or committees thereof) between such date and the date of this Agreement which are not fully disclosed in the DFC Disclosure Schedule. On the Closing Date, the minute books of DFC and the DFC Subsidiaries shall contain accurate records of all meetings and other corporate action held of their respective shareholders and Boards of Directors (including committees of their respective Boards of Directors) through the Closing Date.


                  3.16. Environmental Matters. Except as set forth in the DFC Disclosure Schedule:

                           (a) Neither DFC nor any DFC  Subsidiary  has received
any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that DFC or such DFC Subsidiary (either directly or as a trustee or fiduciary, or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance or other governmental regulation regarding environmental matters, which correction or cleanup would be material to the business, operations, assets or financial condition of DFC and the DFC Subsidiaries taken as a whole. DFC has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any real property owned or leased by DFC or any DFC Subsidiary, as OREO or otherwise, or owned or controlled by DFC or any DFC Subsidiary as a trustee or fiduciary (collectively, "Properties"), in any manner that violates any presently existing federal, state or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries, taken as a whole.

                           (b) DFC has no knowledge  that any of the  Properties
has been operated in any manner in the three years prior to the date of this Agreement that violated any applicable federal, state or local law or regulation governing or pertaining to toxic or hazardous substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of DFC and the DFC Subsidiaries taken as a whole.

                           (c) To the best of  DFC's  knowledge,  DFC,  each DFC
Subsidiary and any and all of their tenants or subtenants have all necessary permits and have filed all necessary registrations material to permit the operation of the Properties in the manner in which the operations are currently conducted under all applicable federal, state or local environmental laws, excepting only those permits and registrations the absence of which would not have a material adverse effect upon the operations of requiring the permit or registration.

                           (d) To the knowledge of DFC, there are no underground
storage tanks on, in or under any of the Properties and no underground storage tanks have been closed or removed from any of the Properties while the property was owned, operated or controlled by DFC or any DFC Subsidiary.

                  3.17. Reserves. As of December 31, 1997, each of the allowance for loan losses and the reserve for OREO properties in the DFC Financial
Statements was adequate pursuant to GAAP (consistently applied), and the methodology used to compute each of the loan loss reserve and the reserve for OREO properties complies in all material respects with GAAP (consistently applied) and all applicable policies of the FDIC and the Department.

                  3.18. No Parachute Payments. Except as set forth in the DFC Disclosure Schedule, no officer, director, employee or agent (or former officer, director, employee or agent) of DFC or any DFC Subsidiary is entitled now, or will or may be entitled to as a consequence of this Agreement or the Merger, to any payment or benefit from DFC, a DFC Subsidiary, HUBCO or any HUBCO Subsidiary which if paid or provided would constitute an "excess parachute payment", as defined in Section 280G of the Code or regulations promulgated thereunder.

                  3.19. Agreements with Bank Regulators. Neither DFC nor any DFC Subsidiary is a party to any agreement or memorandum of understanding with, or a party to any commitment letter, board resolution submitted to a regulatory authority or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any court, governmental authority or other regulatory or administrative agency or commission, domestic or foreign ("Governmental Entity") which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies or its management, except for those the existence of which has been disclosed in writing to HUBCO by DFC prior to the date of this Agreement, nor has DFC been advised by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, except as disclosed in writing to HUBCO by DFC prior to the date of this Agreement. Neither DFC nor any DFC Subsidiary is required by Section 32 of the Federal Deposit Insurance Act to give prior notice to a Federal banking agency of the proposed addition of an individual to its board of directors or the employment of an individual as a senior executive officer, except as disclosed in writing to HUBCO by DFC prior to the date of this Agreement.

                  3.20. Year 2000 Compliance. DFC and the DFC Subsidiaries have taken all reasonable steps necessary to address the software, accounting and record keeping issues raised in order to be substantially Year 2000 compliant on or before the end of 1999 and DFC does not expect the future cost of addressing such issues to be material. Neither DFC nor Dime has received a rating from any bank regulatory agency in year 2000 compliance as of the date hereof.

                  3.21. Investments. Dime represents that it will communicate in good faith its business decisions regarding investments. Section 3.21 of the DFC Disclosure Schedule sets forth, as of the date hereof: (i) the Dime Funds and Investment Policy (the "Dime Investment Policy"), (ii) the projected Maturities and estimated Cash Flows, by month, which DFC and Dime management anticipates receiving and reinvesting, and (iii) all firm commitments (each, a "Commitment") by which either DFC or Dime is obligated to make an investment, whether of Cash Flow, Maturities or Sales Proceeds (each, an "Investment"). For purposes of this Agreement, "Cash Flow" means earnings on Investments and return of capital from Investments (including principal paydowns, prepayments and redemptions of Investments). "Maturities" means scheduled maturities of instruments. "Cash Flow" and "Maturities" specifically exclude proceeds ("Sales Proceeds") from the voluntary sale or other transfer of instruments by DFC or Dime.

                  3.22.  Disclosure.  No representation or warranty contained in
Article III of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading.

              ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF HUBCO

                  References herein to the "HUBCO Disclosure Schedule" shall mean all of the disclosure schedules required by this Article IV, dated as of the date hereof and referenced to the specific sections and subsections of
Article IV of this Agreement, which have been delivered on the date hereof by HUBCO to DFC. HUBCO hereby represents and warrants to DFC as follows:

                  4.1.     Corporate Organization.

                           (a) HUBCO is a corporation duly organized and validly
existing and in good standing under the laws of the State of New Jersey. HUBCO has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, operations, assets or financial condition of HUBCO and the HUBCO Subsidiaries (defined below), taken as a whole. HUBCO is registered as a bank holding company under the BHCA.

                           (b) Each  HUBCO  Subsidiary  is  listed  in the HUBCO
Disclosure Schedule. For purposes of this Agreement, the term "HUBCO Subsidiary" means any corporation, partnership, joint venture or other legal entity in which HUBCO directly or indirectly, owns at least a 50% stock or other equity interest or for which HUBCO, directly or indirectly, acts as a general partner provided that to the extent that any representation or warranty set forth herein covers a period of time prior to the date of this Agreement, the term "HUBCO Subsidiary" shall include any entity which was an HUBCO Subsidiary at any time during such period. Each HUBCO Subsidiary is duly organized and validly existing under the laws of the jurisdiction of its incorporation. The Bank is a state-chartered commercial banking corporation duly organized and validly existing under the laws of the State of Connecticut. Hudson United Bank ("HUB") is duly organized and validly existing under the laws of the State of New Jersey. All eligible accounts of depositors issued by the Bank and HUB are insured by the Bank Insurance Fund of the FDIC ("BIF") to the fullest extent permitted by law. Each HUBCO Subsidiary has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations, assets or financial condition of HUBCO and the HUBCO Subsidiaries, taken as a whole. The HUBCO Disclosure Schedule sets forth true and complete copies of the Certificate of Incorporation and By-Laws of HUBCO and the Bank as in effect on the date hereof.

                  4.2. Capitalization. The authorized capital stock of HUBCO consists of 53,045,000 common shares, no par value ("HUBCO Common Stock"), and 10,300,000 shares of preferred stock ("HUBCO Authorized Preferred Stock"). As of March 26, 1998, there were 22,648,970 shares of HUBCO Common Stock issued and outstanding, and no shares of treasury stock, and 1,000 shares of HUBCO Authorized Preferred Stock outstanding, all of which were designated Series B, no par value, Convertible Preferred Stock. Except as described in the HUBCO Disclosure Schedule, there are no shares of HUBCO Common Stock issuable upon the exercise of outstanding stock options or otherwise. All issued and outstanding shares of HUBCO Common Stock and HUBCO Authorized Preferred Stock, and all issued and outstanding shares of capital stock of HUBCO's Subsidiaries, have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights, and are free and clear of all liens, encumbrances, charges, restrictions or rights of third parties. All of the outstanding shares of capital stock of the HUBCO Subsidiaries are owned by HUBCO free and clear of any liens, encumbrances, charges, restrictions or rights of third parties. Except as described in the HUBCO Disclosure Schedule, neither HUBCO nor any HUBCO Subsidiary has granted or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the transfer, purchase or issuance of any shares of capital stock of HUBCO or any HUBCO Subsidiary or any securities representing the right to purchase, subscribe or otherwise receive any shares of such capital stock or any securities convertible into any such shares, and there are no agreements or understandings with respect to voting of any such shares.

                  4.3.     Authority; No Violation.

                           (a)   Subject  to  the   receipt  of  all   necessary
governmental approvals and the possible need under NASDAQ rules (as hereinafter defined) to obtain HUBCO shareholder approval, HUBCO and the Bank have full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Boards of Directors of HUBCO and the Bank in accordance with their respective Certificate of Incorporation and applicable laws and regulations. Except for such approvals, no other corporate proceedings on the part of HUBCO or the Bank are necessary to consummate the transactions so contemplated. This Agreement has been duly and validly executed and delivered by HUBCO and the Bank and constitutes a valid and binding obligation of HUBCO and the Bank, enforceable against HUBCO and the Bank in accordance with its terms, except to the extent that enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of bank holding companies, (ii) general equitable principles, and (iii) laws relating to the safety and soundness of insured depository institutions and except that no representation is made as to the effect or availability of equitable remedies or injunctive relief.

                           (b)  Neither  the   execution  or  delivery  of  this
Agreement by HUBCO or the Bank, nor the consummation by HUBCO or the Bank of the transactions contemplated hereby in accordance with the terms hereof, or compliance by HUBCO or the Bank with any of the terms or provisions hereof will
(i) violate any provision of the Certificate of Incorporation or By-Laws of HUBCO or the Bank, (ii) assuming that the consents and approvals set forth below are duly obtained, violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to HUBCO, any HUBCO Subsidiary, or any of their respective properties or assets, or (iii) violate, conflict with, result in a breach of any provision of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of HUBCO or any HUBCO Subsidiary under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which HUBCO or the Bank is a party, or by which it or any of their properties or assets may be bound or affected, except, with respect to (ii) and (iii) above, such as individually or in the aggregate will not have a material adverse effect on the business, operation, assets or financial condition of HUBCO and the HUBCO Subsidiaries, taken as a whole, and which will not prevent or materially delay the consummation of the transactions contemplated hereby. Except for consents and approvals of or filings or registrations with or notices to the FDIC, the FRB, the Department, the
Secretary of State of New Jersey and the Secretary of State of Connecticut and the possible need under NASDAQ rules (as hereafter defined) to obtain shareholder approval, no consents or approvals of or filings or registrations with or notices to any third party or any public body or authority are necessary on behalf of HUBCO or the Bank in connection with (x) the execution and delivery by HUBCO or the Bank of this Agreement, and (y) the consummation by HUBCO or the Bank of the Merger and the other transactions contemplated hereby, except such as are listed in the HUBCO Disclosure Schedule or in the aggregate will not (if not obtained) have a material adverse effect on the business, operation, assets or financial condition of HUBCO and the HUBCO Subsidiaries, taken as a whole. To the best of HUBCO's knowledge, no fact or condition exists which HUBCO has reason to believe will prevent it from obtaining the aforementioned consents and approvals.

                  4.4.     Financial Statements.

                           (a) The HUBCO  Disclosure  Schedule sets forth copies
of the consolidated statements of financial condition of HUBCO as of December 31, 1995, 1996 and 1997, and the related consolidated statements of income, changes in stockholders' equity and of cash flows for the periods ended December 31, in each of the two fiscal years 1996 through 1997, in each case accompanied by the audit report of Arthur Andersen LLP ("Arthur Andersen"), independent public accountants with respect to HUBCO (collectively, the "HUBCO Financial Statements"). The HUBCO Financial Statements (including the related notes) have been prepared in accordance with GAAP consistently applied during the periods involved (except as may be indicated therein or in the notes thereto), and fairly present the consolidated financial position of HUBCO as of the respective dates set forth therein, and the related consolidated statements of income, changes in stockholders' equity and of cash flows (including the related notes, where applicable) fairly present the consolidated results of operations, changes in stockholders' equity and cash flows of HUBCO for the respective fiscal periods set forth therein.

                           (b) The  books  and  records  of HUBCO  and the HUBCO
Subsidiaries are being maintained in material compliance with applicable legal and accounting requirements, and reflect only actual transactions.

                           (c) Except as and to the extent reflected,  disclosed
or reserved against in the HUBCO Financial Statements (including the notes thereto), as of December 31, 1997 neither HUBCO nor any of the HUBCO
Subsidiaries had any obligation or liability, whether absolute, accrued, contingent or otherwise, material to the business, operations, assets or financial condition of HUBCO or any of the HUBCO Subsidiaries which were required by GAAP (consistently applied) to be disclosed in HUBCO's consolidated statement of condition as of December 31, 1997 or the notes thereto. Except for the transactions contemplated by this Agreement, and the other proposed acquisitions by HUBCO reflected in any Form 8-K filed by HUBCO with the SEC since December 31, 1997, neither HUBCO nor any HUBCO Subsidiary has incurred any liabilities since December 31, 1997 except in the ordinary course of business and consistent with past practice (including for other pending or contemplated acquisitions).

                  4.5. Broker's and Other Fees. Neither HUBCO nor any of its directors or officers has employed any broker or finder or incurred any liability for any broker's or finder's fees or commissions in connection with any of the transactions contemplated by this Agreement.

                  4.6. Absence of Certain Changes or Events. There has not been any HUBCO Material Adverse Change since December 31, 1997 and to the best of HUBCO's knowledge, no facts or condition exists which HUBCO believes will cause a HUBCO Material Adverse Change in the future. "HUBCO Material Adverse Change" means any change which is material and adverse to the consolidated financial condition, results, business or assets of HUBCO and the HUBCO Subsidiaries taken as a whole, other than (i) a change in the value of the respective investment and loan portfolios of HUBCO and the HUBCO Subsidiaries as the result of a change in interest rates generally, (ii) a change occurring after the date hereof in any federal or state law, rule or regulation or in GAAP, which change affects banking institutions generally, (iii) reasonable expenses incurred in connection with this Agreement and the transactions contemplated hereby, (iv) changes resulting from acquisitions by HUBCO or any HUBCO Subsidiary pending on the date hereof as set forth in the HUBCO Disclosure Schedule (other than changes resulting from facts not disclosed to, or otherwise known by, DFC on or prior to the date hereof as to which HUBCO shall bear the burden of proof in any dispute pertaining thereto), (v) the entry, after the date hereof, by HUBCO or any HUBCO Subsidiary into an agreement to acquire another entity, or (vi) matters disclosed in the HUBCO Disclosure Schedule.

                  4.7  Legal  Proceedings.  Except  as  disclosed  in the  HUBCO
Disclosure Schedule, and except for ordinary routine litigation incidental to the business of HUBCO or its Subsidiaries, neither HUBCO nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of HUBCO's knowledge, threatened legal, administrative, arbitral or other proceedings, claims, actions or governmental investigations of any nature against HUBCO or any of its Subsidiaries which, if decided adversely to HUBCO or its Subsidiaries, are reasonably likely to have a material adverse effect on the business, operations, assets or financial condition of HUBCO or its Subsidiaries, taken as a whole. Except as disclosed in the HUBCO Disclosure Schedule, neither HUBCO nor any of its Subsidiaries is a party to any order, judgment or decree entered in any lawsuit or proceeding which is material to HUBCO or its Subsidiaries.

                  4.8 Reports. Since January 1, 1996, HUBCO has filed all reports that it was required to file with the SEC under the 1934 Act, all of which complied in all material respects with all applicable requirements of the 1934 Act and the rules and regulations adopted thereunder. As of their respective dates, each such report and each registration statement, proxy statement, form or other document filed by HUBCO with the SEC, including without limitation, any financial statements or schedules included therein, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date. Since January 1, 1996, HUBCO and each HUBCO Subsidiary has duly filed all material forms, reports and documents which they were required to file with each agency charged with regulating any aspect of their business.

                  4.9 HUBCO Information. The information relating to HUBCO and its Subsidiaries (including, without limitation, information regarding other transactions which HUBCO is required to disclose), this Agreement and the transactions contemplated hereby in the Registration Statement and Proxy Statement-Prospectus (as defined in Section 5.6(a) hereof), as of the date of the mailing of the Proxy Statement-Prospectus, and up to and including the date of the meeting of stockholders of DFC to which such Proxy Statement-Prospectus relates, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement shall comply as to form in all material respects with the provisions of the 1933 Act, the 1934 Act and the rules and regulations promulgated thereunder.

                  4.10 Compliance With Applicable Law. Except as set forth in the HUBCO Disclosure Schedule, each of HUBCO and HUBCO's Subsidiaries holds all material licenses, franchises, permits and authorizations necessary for the lawful conduct of its business, and has complied with and is not in default in any respect under any applicable law, statute, order, rule, regulation, policy and/or guideline of any federal, state or local governmental authority relating to HUBCO or HUBCO's Subsidiaries (including without limitation consumer, community and fair lending laws) (other than where such default or noncompliance will not result in a material adverse effect on the business, operations, assets or financial condition of HUBCO and HUBCO's Subsidiaries taken as a whole) and HUBCO has not received notice of violation of, and does not know of any violations of, any of the above.

                  4.11 Funding and Capital Adequacy. At the Effective Time, after giving pro forma effect to the Merger and any other acquisition which HUBCO or its Subsidiaries have agreed to consummate, HUBCO will be deemed "well capitalized" under prompt corrective action regulatory capital requirements.

                  4.12 HUBCO Common Stock. As of the date hereof, HUBCO has available and reserved shares of HUBCO Common Stock sufficient for issuance pursuant to the Merger and upon the exercise of Stock Options subsequent thereto. The HUBCO Common Stock to be issued hereunder pursuant to the Merger, and upon exercise of the Stock Options, when so issued, will be duly authorized and validly issued, fully paid, nonassessable, free of preemptive rights and free and clear of all liens, encumbrances or restrictions created by or through HUBCO, with no personal liability attaching to the ownership thereof. The HUBCO Common Stock to be issued hereunder pursuant to the Merger, and upon exercise of the Stock Options, when so issued, will be registered under the 1933 Act and issued in accordance with all applicable state and federal laws, rules and regulations.

                  4.13 Agreements with Bank Regulators. Neither HUBCO nor any HUBCO Subsidiary is a party to any agreement or memorandum of understanding with, or a party to any commitment letter, board resolution submitted to a regulatory authority or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, any Government Entity which restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit or reserve policies or its management, except for those the existence of which has been disclosed in writing to DFC by HUBCO prior to the date of this Agreement, nor has HUBCO been advised by any Governmental Entity that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, except as disclosed in writing to DFC by HUBCO prior to the date of this Agreement. Neither HUBCO nor any HUBCO Subsidiary is required by Section 32 of the Federal Deposit Insurance Act to give prior notice to a Federal banking agency of the proposed addition of an individual to its board of directors or the employment of an individual as a senior executive officer, except as disclosed in writing to DFC by HUBCO prior to the date of this Agreement.

                  4.14     Taxes and Tax Returns.

                           (a) HUBCO and  HUBCO's  Subsidiaries  have duly filed
(and until the Effective Time will so file) all Returns required to be filed by them in respect of any federal, state and local taxes (including withholding taxes, penalties or other payments required) and have duly paid (and until the Effective Time will so pay) all such taxes due and payable, other than taxes or other charges which are being contested in good faith (and disclosed to DFC in writing). HUBCO and HUBCO's Subsidiaries have established on their books and records reserves that are adequate for the payment of all federal, state and local taxes not yet due and payable, but are incurred in respect of HUBCO through such date. The HUBCO Disclosure Schedule identifies the federal income tax returns of HUBCO and its Subsidiaries which have been examined by the IRS within the past six years. No deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. The HUBCO Disclosure
Schedule identifies the applicable state income tax returns of HUBCO and its Subsidiaries which have been examined by the applicable authorities. No deficiencies were asserted as a result of such examinations which have not been resolved and paid in full. To the best knowledge of HUBCO, there are no audits or other administrative or court proceedings presently pending nor any other disputes pending with respect to, or claims asserted for, taxes or assessments upon HUBCO or its Subsidiaries, nor has HUBCO or its Subsidiaries given any currently outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any taxes or Returns.

                           (b)  Except  as set  forth  in the  HUBCO  Disclosure
Schedule, neither HUBCO nor any Subsidiary of HUBCO (i) has requested any extension of time within which to file any Return which Return has not since been filed, (ii) is a party to any agreement providing for the allocation or sharing of taxes, (iii) is required to include in income any adjustment pursuant to Section 481(a) of the Code, by reason of a voluntary change in accounting method initiated by HUBCO or any of its Subsidiaries (nor does HUBCO have any knowledge that the IRS has proposed any such adjustment or change of accounting method) or (iv) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

                  4.15     Employee Benefit Plans.

                           (a) HUBCO and its Subsidiaries maintain or contribute
to certain "employee pension benefit plans" (the "HUBCO Pension Plans"), as such term is defined in Section 3(2)(A) of ERISA, and "employee welfare benefit plans" (the "HUBCO Welfare Plans"), as such term is defined in Section 3(1) of ERISA. Since September 2, 1974, neither HUBCO nor its subsidiaries have contributed to any "Multiemployer Plan", as such term is defined in Section 3(37) of ERISA.

                           (b)  HUBCO is not  aware of any fact or  circumstance
which would disqualify any HUBCO Pension Plan or HUBCO Welfare Plan that could not be retroactively corrected (in accordance with the procedures of the IRS).

                           (c) The present value of all accrued  benefits  under
each of the HUBCO Pension Plans subject to Title IV of ERISA, based upon the actuarial assumptions used for purposes of the most recent actuarial valuation prepared by such HUBCO Pension Plan's actuary, did not exceed the then current value of the assets of such plans allocable to such accrued benefits. To the best of HUBCO's knowledge, the actuarial assumptions then utilized for such plans were reasonable and appropriate as of the last valuation date and reflected then current market conditions.

                           (d)  During  the  last  six  years,  the PBGC has not
asserted any claim for liability against HUBCO or any of its subsidiaries which has not been paid in full.

                           (e) All premiums (and interest  charges and penalties
for late payment, if applicable) due to the PBGC with respect to each HUBCO Pension Plan have been paid. All contributions required to be made to each HUBCO Pension Plan under the terms thereof, ERISA or other applicable law have been timely made, and all amounts properly accrued to date as liabilities of HUBCO which have not been paid have been properly recorded on the books of HUBCO.

                           (f) No "accumulated funding  deficiency",  within the
meaning of Section 412 of the Code, has been incurred with respect to any of the HUBCO Pension Plans.

                           (g) There are no pending or, to the best knowledge of
HUBCO, threatened or anticipated material claims (other than routine claims for benefits) by, on behalf of or against any of the HUBCO Pension Plans or the HUBCO Welfare Plans, any trusts created thereunder or any other plan or arrangement identified in the HUBCO Disclosure Schedule.

                           (h) Except with respect to customary health, life and
disability benefits or as disclosed in the HUBCO Disclosure Schedule, HUBCO has no unfunded benefit obligations which are not accounted for by reserves shown on the financial statements and established under GAAP or otherwise noted on such financial statements.

                           (i)  Except  as  disclosed  in the  HUBCO  Disclosure
Schedule, each of the HUBCO Pension Plans, HUBCO Welfare Plans and each other employee benefit plan and arrangement identified on the HUBCO Disclosure Schedule has been operated in compliance in all material respects with the provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder, and all other applicable governmental laws and regulations. Furthermore, except as disclosed in the HUBCO Disclosure Schedule, if HUBCO maintains any HUBCO Pension Plan, HUBCO has received or applied for a favorable determination letter from the IRS which takes into account the Tax Reform Act of 1986 and (to the extent it mandates currently applicable requirements) subsequent legislation, and HUBCO is not aware of any fact or circumstance which would disqualify any plan, other than operational defects which could be retroactively corrected (in accordance with the procedures of the IRS) without a material adverse effect on HUBCO and the HUBCO Subsidiaries taken as a whole.

                           (j) To the best  knowledge  of HUBCO,  no  non-exempt
prohibited  transaction,  within  the  meaning  of  Section  4975 of the Code or
Section 406 of ERISA, has occurred with respect to any HUBCO Welfare Plan or HUBCO Pension Plan that would result in any material tax or penalty for HUBCO or any HUBCO Subsidiary.

                  4.16 Contracts. Except as disclosed in the HUBCO Disclosure Schedule, neither HUBCO nor any of its Subsidiaries, or to the best knowledge of HUBCO, any other party thereto, is in default in any material respect under any material lease, contract, mortgage, promissory note, deed of trust, loan or other commitment (except those under which a banking subsidiary of HUBCO is or will be the creditor) or arrangement, except for defaults which individually or in the aggregate would not have a material adverse effect on the business, operations, assets or financial condition of HUBCO and its subsidiaries, taken as a whole.

                  4.17     Properties and Insurance.

                           (a) HUBCO and its  Subsidiaries  have good and, as to
owned real property, marketable title to all material assets and properties, whether real or personal, tangible or intangible, reflected in HUBCO's consolidated balance sheet as of December 31, 1997, or owned and acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value in the ordinary course of business since December 31, 1997), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities that are reflected in said balance sheet or the notes thereto or that secure liabilities incurred in the ordinary course of business after the date of such balance sheet, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, (iii) such encumbrances, liens, mortgages, security interests, pledges and title imperfections that are not in the aggregate material to the business, operations, assets, and financial condition of HUBCO and its subsidiaries taken as a whole and (iv) with respect to owned real property, title imperfections noted in title reports. Except as disclosed in the HUBCO Disclosure Schedule, HUBCO and its Subsidiaries as lessees have the right under valid and subsisting leases to occupy, use, possess and control all property leased by HUBCO or its Subsidiaries in all material respects as presently occupied, used, possessed and controlled by HUBCO and its Subsidiaries.

                           (b)  The  business   operations   and  all  insurable
properties and assets of HUBCO and its Subsidiaries are insured for their benefit against all risks which, in the reasonable judgment of the management of HUBCO, should be insured against, in each case under policies or bonds issued by insurers of recognized responsibility, in such amounts with such deductibles and against such risks and losses as are in the opinion of the management of HUBCO adequate for the business engaged in by HUBCO and its Subsidiaries. As of the date hereof, neither HUBCO nor any of its Subsidiaries has received any notice of cancellation or notice of a material amendment of any such insurance policy or bond or is in default under any such policy or bond, no coverage thereunder is being disputed and all material claims thereunder have been filed in a timely fashion.

                  4.18.    Environmental Matters.

                           (a)  Except  as  disclosed  in the  HUBCO  Disclosure
Schedule, neither HUBCO nor any of its Subsidiaries has received any written notice, citation, claim, assessment, proposed assessment or demand for abatement alleging that HUBCO or any of its Subsidiaries (either directly or as a successor-in-interest in connection with the enforcement of remedies to realize the value of properties serving as collateral for outstanding loans) is responsible for the correction or cleanup of any condition resulting from the violation of any law, ordinance or other governmental regulation regarding environmental matters which correction or cleanup would be material to the business, operations, assets or financial condition of HUBCO and its Subsidiaries taken as a whole. Except as disclosed in the HUBCO Disclosure Schedule, HUBCO has no knowledge that any toxic or hazardous substances or materials have been emitted, generated, disposed of or stored on any property currently owned or leased by HUBCO or any of its subsidiaries in any manner that violates or, after the lapse of time is reasonably likely to violate, any presently existing federal, state or local law or regulation governing or pertaining to such substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of HUBCO and its Subsidiaries, taken as a whole.

                           (b) HUBCO has no knowledge that any of the Properties
has been operated in any manner in the three years prior to the date of this Agreement that violated any applicable federal, state or local law or regulation governing or pertaining to toxic or hazardous substances and materials, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of HUBCO and the HUBCO Subsidiaries taken as a whole.

                  4.19. Reserves. As of December 31, 1997, the allowance for possible loan losses in the HUBCO Financial Statements was adequate based upon all factors required to be considered by HUBCO at that time in determining the amount of such allowance. The methodology used to compute the allowance for possible loan losses complies in all material respects with all applicable FDIC, Connecticut Department of Banking and New Jersey Department of Banking policies. As of December 31, 1997, the valuation allowance for OREO properties in the HUBCO Financial Statements was adequate based upon all factors required to be considered by HUBCO at that time in determining the amount of such allowance.

                  4.20. Year 2000 Compliance. HUBCO and the HUBCO Subsidiaries have taken all reasonable steps necessary to address the software, accounting and record keeping issues raised in order to be substantially Year 2000 compliant on or before the end of 1999 and HUBCO does not expect the future cost of addressing such issues to be material. Neither HUBCO nor any HUBCO Subsidiary has received a rating of less than satisfactory from any bank regulatory agency with respect to Year 2000 compliance.

                  4.21.  Disclosure.  No representation or warranty contained in
Article IV of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading.


                      ARTICLE V - COVENANTS OF THE PARTIES

                  5.1. Conduct of the Business of DFC. During the period from the date of this Agreement to the Effective Time, DFC and the Dime shall, and shall cause each DFC Subsidiary to, conduct their respective businesses only in the ordinary course and consistent with prudent business practice, except for transactions permitted hereunder or with the prior written consent of HUBCO, which consent will not be unreasonably withheld. Each of DFC and the Dime also shall use its reasonable best efforts to (i) preserve its business organization and that of the DFC Subsidiaries intact, (ii) keep available to itself and the DFC Subsidiaries the present services of their respective employees, and (iii) preserve for itself and HUBCO the goodwill of its customers and those of the DFC Subsidiaries and others with whom business relationships exist.

                  5.2. Negative Covenants. From the date hereof to the Effective Time, except as otherwise approved by HUBCO in writing, or as set forth in the DFC Disclosure Schedule, or as permitted or required by this Agreement, neither DFC nor the Dime will:

                           (a)  change  any  provision  of  its  Certificate  of
Incorporation or any similar governing documents;

                           (b) change any  provision of its By-Laws  without the
consent of HUBCO which consent shall not be unreasonably withheld;

                           (c) change the number of shares of its  authorized or
issued capital stock (other than upon exercise of stock options or warrants described on the DFC Disclosure Schedule in accordance with the terms thereof) or issue or grant any option, warrant, call, commitment, subscription, right to purchase or agreement of any character relating to its authorized or issued capital stock, or any securities convertible into shares of such stock, or split, combine or reclassify any shares of its capital stock, or declare, set aside or pay any dividend, or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock; provided, however, that from the date hereof to the Effective Time, DFC may declare, set aside or pay dividends on the DFC Common Stock in a quarterly amount equal to $0.12 per share, with the dividend payment dates to be coordinated with HUBCO, it being the intention of the parties that the shareholders of DFC receive dividends for any particular calendar quarter on either the DFC Common Stock or the HUBCO Common Stock acquired in exchange therefor pursuant to the terms of this Agreement but not both; provided further, that nothing contained herein shall be deemed to affect the ability of Dime to pay dividends on its capital stock to DFC.

                           (d) grant any  severance  or  termination  pay (other
than pursuant to policies or contracts of DFC in effect on the date hereof and disclosed to HUBCO in the DFC Disclosure Schedule) to, or enter into or amend any employment or severance agreement with, any of its directors, officers or employees; adopt any new employee benefit plan or arrangement of any type; or award any increase in compensation or benefits to its directors, officers or employees except in each case as specified in Section 5.2 of the DFC Disclosure Schedule.

                           (e) sell or  dispose  of any  substantial  amount  of
assets or voluntarily incur any significant liabilities other than in the ordinary course of business consistent with past practices and policies or in response to substantial financial demands upon the business of DFC or the Dime.

                           (f) make any capital expenditures other than pursuant
to binding commitments existing on the date hereof, expenditures necessary to maintain existing assets in good repair and expenditures described in business plans or budgets previously furnished to HUBCO.

                           (g) file any  applications  or make any contract with
respect to branching or site location or relocation.

                           (h) agree to acquire in any manner  whatsoever (other
than to realize upon collateral for a defaulted loan) any business or entity.

                           (i)  make  any  material  change  in  its  accounting
methods or practices, other than changes required in accordance with generally accepted accounting principles or regulatory authorities.

                           (j) take any action  that would  result in any of its
representations and warranties contained in Article III of this Agreement not being true and correct in any material respect at the Effective Time or that would cause any of its conditions to Closing not to be satisfied;

                           (k) without  first  conferring  with  HUBCO,  make or
commit to make any new loan or other extension of credit in an amount of $500,000 or more, renew for a period in excess of one year any existing loan or other extension of credit in an amount of $500,000 or more, or increase by $500,000 or more the aggregate credit outstanding to any borrower or group of affiliated borrowers except such loan initiations, renewals or increases that are committed as of the date of this Agreement and identified on the DFC Disclosure Schedule and residential mortgage loans made in the ordinary course of business in accordance with past practice; or

                           (l) agree to do any of the foregoing.

                  5.3. No Solicitation. So long as this Agreement remains in effect, DFC and the Dime shall not, directly or indirectly, encourage or solicit or hold discussions or negotiations with, or provide any information to, any person, entity or group (other than HUBCO) concerning any merger or sale of shares of capital stock or sale of substantial assets or liabilities not in the ordinary course of business, or similar transactions involving DFC or the Dime (an "Acquisition Transaction"). Notwithstanding the foregoing, DFC may enter into discussions or negotiations or provide information in connection with an unsolicited possible Acquisition Transaction if the Board of Directors of DFC, after consulting with counsel, determines in the exercise of its fiduciary responsibilities that such discussions or negotiations should be commenced or such information should be furnished. DFC shall promptly communicate to HUBCO the terms of any proposal, whether written or oral, which it may receive in respect of any such Acquisition Transaction and the fact that it is having discussions or negotiations with a third party about an Acquisition Transaction.

                  5.4. Current Information. During the period from the date of this Agreement to the Effective Time, each of DFC and HUBCO will cause one or more of its designated representatives to confer with representatives of the other party on a monthly or more frequent basis regarding its business, operations, properties, assets and financial condition and matters relating to the completion of the transactions contemplated herein. On a monthly basis, DFC agrees to provide HUBCO, and HUBCO agrees to provide DFC, with internally prepared profit and loss statements no later than 15 days after the close of each calendar month. As soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year), DFC will deliver to HUBCO and HUBCO will deliver to DFC their respective quarterly reports on Form 10-Q, as filed with the SEC under the 1934 Act. As soon as reasonably available, but in no event more than 90 days after the end of each calendar year, DFC will deliver to HUBCO and HUBCO will deliver to DFC their respective Annual Reports on Form 10-K as filed with the SEC under the 1934 Act.

                  5.5.     Access to Properties and Records; Confidentiality.

                           (a) DFC and  the  Dime  shall  permit  HUBCO  and its
representatives, and HUBCO shall permit, and cause each HUBCO Subsidiary to permit, DFC and its representatives, reasonable access to their respective properties, and shall disclose and make available to HUBCO and its representatives, or DFC and its representatives as the case may be, all books, papers and records relating to its assets, stock ownership, properties, operations, obligations and liabilities, including, but not limited to, all books of account (including the general ledger), tax records, minute books of directors' and shareholders' meetings, organizational documents, By-Laws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which HUBCO and its representatives or DFC and its representatives may have a reasonable interest. Neither party shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of any customer, would contravene any law, rule, regulation, order or judgment or would waive any privilege. The parties will use their reasonable best efforts to obtain waivers of any such restriction (other than waivers of the attorney-client privilege) and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Notwithstanding the foregoing, DFC acknowledges that HUBCO may be involved in discussions concerning other potential acquisitions and HUBCO shall not be obligated to disclose such information to DFC except as such information is disclosed to HUBCO's shareholders generally.

                           (b) All  information  furnished by the parties hereto
previously in connection with transactions contemplated by this Agreement or pursuant hereto shall be used solely for the purpose of evaluating the Merger contemplated hereby and shall be treated as the sole property of the party delivering the information until consummation of the Merger contemplated hereby and, if such Merger shall not occur, each party and each party's advisors shall return to the other party all documents or other materials containing, reflecting or referring to such information, will not retain any copies of such information, shall use its reasonable best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. In the event that the Merger contemplated hereby does not occur, all documents, notes and other writings prepared by a party hereto or its advisors based on information furnished by the other party shall be promptly destroyed. The obligation to keep such information confidential shall continue for five years from the date the proposed Merger is abandoned but shall not apply to (i) any information which (A) the party receiving the information can establish by convincing evidence was already in its possession prior to the disclosure thereof to it by the other party; (B) was then generally known to the public; (C) became known to the public through no fault of the party receiving such information; or (D) was disclosed to the party receiving such information by a third party not bound by an obligation of confidentiality; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction. Notwithstanding the foregoing provision, counsel for each party hereto may retain one copy of all information in its files for archival purposes.

                  5.6.     Regulatory Matters.

                           (a) For the  purposes  of  holding  the  Shareholders
Meeting (as such term is defined in Section 5.7 hereof), and qualifying under applicable federal and state securities laws the HUBCO Common Stock to be issued to DFC shareholders in connection with the Merger, the parties hereto shall cooperate in the preparation and filing by HUBCO with the SEC of a Registration Statement including a combined proxy statement and prospectus satisfying all applicable requirements of applicable state and federal laws, including the 1933 Act, the 1934 Act and applicable state securities laws and the rules and regulations thereunder (such proxy statement and prospectus in the form mailed by DFC and HUBCO to the DFC shareholders together with any and all amendments or supplements thereto, being herein referred to as the "Proxy Statement-Prospectus" and the various documents to be filed by HUBCO under the 1933 Act with the SEC to register the HUBCO Common Stock for sale, including the Proxy Statement-Prospectus, are referred to herein as the "Registration Statement").

                           (b) HUBCO  shall  furnish  DFC with such  information
concerning HUBCO and its Subsidiaries (including, without limitation, information regarding other transactions which HUBCO is required to disclose) as is necessary in order to cause the Proxy Statement-Prospectus, insofar as it relates to such corporations, to comply with Section 5.6(a) hereof. HUBCO agrees promptly to advise DFC if at any time prior to the Shareholders' Meeting any information provided by HUBCO in the Proxy Statement-Prospectus becomes incorrect or incomplete in any material respect and to provide DFC with the information needed to correct such inaccuracy or omission. HUBCO shall furnish DFC with such supplemental information as may be necessary in order to cause the Proxy Statement-Prospectus, insofar as it relates to HUBCO and the HUBCO
Subsidiaries, to comply with Section 5.6(a) after the mailing thereof to DFC shareholders.

                           (c) DFC shall  furnish  HUBCO  with such  information
concerning DFC as is necessary in order to cause the Proxy Statement-Prospectus, insofar as it relates to DFC, to comply with Section 5.6(a) hereof. DFC agrees promptly to advise HUBCO if at any time prior to the Shareholders' Meeting, any information provided by DFC in the Proxy Statement-Prospectus becomes incorrect or incomplete in any material respect and to provide HUBCO with the information needed to correct such inaccuracy or omission. DFC shall furnish HUBCO with such supplemental information as may be necessary in order to cause the Proxy Statement-Prospectus, insofar as it relates to DFC and the Dime to comply with
Section 5.6(a) after the mailing thereof to DFC shareholders.

                           (d) HUBCO shall as promptly as practicable  make such
filings as are  necessary  in  connection  with the offering of the HUBCO Common
Stock with applicable state securities agencies and shall use all reasonable efforts to qualify the offering of such stock under applicable state securities laws at the earliest practicable date. DFC shall promptly furnish HUBCO with such information regarding the DFC shareholders as HUBCO requires to enable it to determine what filings are required hereunder. DFC authorizes HUBCO to utilize in such filings the information concerning DFC and the Dime provided to HUBCO in connection with, or contained in, the Proxy Statement-Prospectus. HUBCO shall furnish DFC's counsel with copies of all such filings and keep DFC advised of the status thereof. HUBCO and DFC shall as promptly as practicable file the Registration Statement containing the Proxy Statement-Prospectus with the SEC, and each of HUBCO and DFC shall promptly notify the other of all communications, oral or written, with the SEC concerning the Registration Statement and the Proxy Statement-Prospectus.

                           (e) HUBCO shall cause the HUBCO Common Stock issuable
pursuant to the Merger to be listed on the NASDAQ at the Effective Time. HUBCO shall cause the HUBCO Common Stock which shall be issuable pursuant to exercise of Stock Options to be accepted for listing on the NASDAQ when issued.

                           (f) The parties hereto will cooperate with each other
and use their reasonable best efforts to prepare all necessary documentation, to effect all necessary filings and to obtain all necessary permits, consents, approvals and authorizations of all third parties and governmental bodies necessary to consummate the transactions contemplated by this Agreement as soon as possible, including, without limitation, those required by the FDIC, the FRB, the Department and the DEP. Without limiting the foregoing, the parties shall use reasonable business efforts to file for approval or waiver by the appropriate bank regulatory agencies within 45 days after the date hereof. The parties shall each have the right to review in advance (and shall do so promptly) all filings with, including all information relating to the other, as the case may be, and any of their respective subsidiaries, which appears in any filing made with, or written material submitted to, any third party or governmental body in connection with the transactions contemplated by this Agreement.

                           (g) Each of the parties  will  promptly  furnish each
other with copies of written communications received by them or any of their respective subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated hereby.

                           (h) DFC  acknowledges  that  HUBCO is in or may be in
the process of acquiring other banks and financial institutions and that in connection with such acquisitions, information concerning DFC may be required to be included in the registration statements, if any, for the sale of securities of HUBCO or in SEC reports in connection with such acquisitions. DFC agrees to provide HUBCO with any information, certificates, documents or other materials about DFC as are reasonably necessary to be included in such other SEC reports or registration statements, including registration statements which may be filed by HUBCO prior to the Effective Time. DFC shall use its reasonable efforts to cause its attorneys and accountants to provide HUBCO and any underwriters for HUBCO with any consents, comfort letters, opinion letters, reports or information which are necessary to complete the registration statements and applications for any such acquisition or issuance of securities. HUBCO shall reimburse DFC for reasonable expenses thus incurred by DFC should this transaction be terminated for any reason. HUBCO shall not file with the SEC any registration statement or amendment thereto or supplement thereof containing information regarding DFC unless DFC shall have consented in writing to such filing, which consent shall not be unreasonably delayed or withheld.

                           (i)  Between  the  date  of  this  Agreement  and the
Effective Time, DFC shall cooperate with HUBCO to reasonably conform DFC's policies and procedures regarding applicable regulatory matters, to those of HUBCO as HUBCO may reasonably identify to DFC from time to time.

                  5.7. Approval of Shareholders. DFC, as sole shareholder of Dime, will approve the Bank Merger Agreement. DFC will (i) take all steps necessary duly to call, give notice of, convene and hold a meeting of the shareholders of DFC (the "Shareholders Meeting") for the purpose of securing the approval of shareholders of this Agreement, (ii) subject to the qualification set forth in Section 5.3 hereof and the right not to make a recommendation or to withdraw a recommendation if (x) its investment banker withdraws its fairness opinion prior to the Shareholders' Meeting or (y) DFC's Board of Directors, after consulting with counsel, determines in the exercise of its fiduciary duties that such recommendation should not be made or should be withdrawn, recommend to the shareholders of DFC the approval of this Agreement and the transactions contemplated hereby and use its reasonable best efforts to obtain, as promptly as practicable, such approval, and (iii) cooperate and consult with HUBCO with respect to each of the foregoing matters.

                  If it becomes necessary under NASDAQ rules or applicable laws to obtain HUBCO shareholder approval, HUBCO shall take all steps necessary to obtain the approval of its shareholders as promptly as possible. In connection therewith, HUBCO shall take all steps necessary to duly call, give notice and convene a meeting of its shareholders for such purpose.

                  5.8.     Further Assurances.

                           (a)  Subject  to  the  terms  and  conditions  herein
provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to satisfy the conditions to Closing and to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, using reasonable efforts to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement and using its reasonable best efforts to prevent the breach of any representation, warranty, covenant or agreement of such party contained or referred to in this Agreement and to promptly remedy the same. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors of each party to this Agreement shall take all such necessary action. Nothing in this section shall be construed to require any party to participate in any threatened or actual legal, administrative or other proceedings (other than proceedings, actions or investigations to which it is a party or subject or threatened to be made a party or subject) in connection with consummation of the transactions contemplated by this Agreement unless such party shall consent in advance and in writing to such participation and the other party agrees to reimburse and indemnify such party for and against any and all costs and damages related thereto if the Merger is not consummated.

                           (b) HUBCO  agrees  that  from the date  hereof to the
Effective Time, except as otherwise approved by DFC in writing or as permitted or required by this Agreement, HUBCO will use reasonable business efforts to maintain and preserve intact its business organization, properties, leases, employees and advantageous business relationships, and HUBCO will not, nor will it permit any HUBCO Subsidiary to, take any action: (i) that would result in any of its representations and warranties contained in Article IV of this Agreement not being true and correct in any material respect at, or prior to, the Effective Time, or (ii) that would cause any of its conditions to Closing not to be satisfied, or (iii) that would constitute a breach or default of its obligations under this Agreement.

                           (c) HUBCO, Bank, DFC and the Dime will use reasonable
efforts to cause the Merger to occur on or before August 31, 1998.

                  5.9. Public Announcements. HUBCO and DFC shall cooperate with each other in the development and distribution of all news releases and other public filings and disclosures with respect to this Agreement or the Merger transactions contemplated hereby, and HUBCO and DFC agree that unless approved mutually by them in advance, they will not issue any press release or written statement for general circulation relating primarily to the transactions contemplated hereby, except as may be otherwise required by law or regulation upon the advice of counsel.

                  5.10. Failure to Fulfill  Conditions.  In the event that HUBCO or DFC determines that a material condition to its obligation to consummate the transactions contemplated hereby cannot be fulfilled on or prior to December 31, 1998 (the "Cutoff Date") and that it will not waive that condition, it will promptly notify the other party. Except for any acquisition or merger discussions HUBCO may enter into with other parties, DFC and HUBCO will promptly inform the other of any facts applicable to DFC or HUBCO, respectively, or their respective directors or officers, that would be likely to prevent or materially delay approval of the Merger by any Governmental Entity or which would otherwise prevent or materially delay completion of the Merger.

                  5.11.    Employee Matters.

                           (a)  Following  consummation  of  the  Merger,  HUBCO
agrees with DFC to honor the existing written employment and severance contracts with officers and employees of DFC and Dime that are included in the DFC Disclosure Schedule.

                           (b) Following  consummation  of the Merger,  the Bank
will decide whether to continue each of the Dime and/or DFC's pension and welfare plans for the benefit of employees of Dime and DFC, or to have such employees become covered under a HUBCO Pension and Welfare Plan. If HUBCO decides to cover Dime and DFC employees under a HUBCO Pension and Welfare Plan, such employees will receive credit for prior years of service with Dime and/or DFC for purposes of determining eligibility to participate, and vesting and eligibility for early retirement benefits, other than qualification for the "Rule of 85," if applicable. No prior existing condition limitation shall be imposed with respect to any medical coverage plan as a result of the Merger.

                           (c) Following  the  consummation  of the Merger,  the
Bank shall honor Dime's severance policy as specified in Section 5.2(d) of the Dime Disclosure Schedule for six months and to recognize years of service completed while employed by DFC and/or Dime for purposes of such policy. Following the expiration of the foregoing severance policy, any years of service recognized for purposes of this Section 5.11(c) will be taken into account under the terms of any applicable severance policy of HUBCO.

                           (d) HUBCO  intends  to  continue  to make  charitable
contributions consistent with past practices of Dime, as is consistent with prudent banking. HUBCO will offer comparable employment to all Dime branch employees in good standing. HUBCO will use its best efforts to offer comparable employment to all other Dime employees in good standing. Comparable employment shall mean similar employment at a location less than 35 miles from their current location and as specified in the DFC Disclosure Schedule.

                           (e)   Employees  of  DFC  or  Dime  who  continue  as
employees of HUBCO or Bank following the Closing shall be entitled initially to the amount of vacation time per year to which they were previously entitled under the applicable DFC or Dime vacation policy or, if greater, the amount of vacation time per year to which they would be entitled under the applicable HUBCO or Bank. Thereafter, increases in the amount of vacation time per year shall be based solely on the applicable HUBCO or Bank vacation policy.

                  5.12. Disclosure Supplements. From time to time prior to the Effective Time, each party hereto will promptly supplement or amend (by written notice to the other) its respective Disclosure Schedules delivered pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in such Schedules or which is necessary to correct any information in such Schedules which has been rendered materially inaccurate thereby. For the purpose of determining satisfaction of the conditions set forth in Article VI and subject to Sections 6.2(a) and 6.3(a), no supplement or amendment to the parties' respective Disclosure Schedules which corrects any representation or warranty which was untrue when made shall eliminate the other party's right (if any) to terminate this Agreement based on the original untruth of the representation or warranty; provided, that the other party shall be deemed to have waived such right if it does not exercise such right within 15 days after receiving the correcting supplement or amendment.

                  5.13.    Transaction Expenses of DFC.

                           (a) For planning purposes,  DFC shall, within 15 days
from the date hereof, provide HUBCO with its estimated budget of transaction-related expenses reasonably anticipated to be payable by DFC in connection with this transaction, including the fees and expenses of counsel, accountants, investment bankers and other professionals. DFC shall promptly notify HUBCO if or when it determines that it will expect to exceed its budget.

                           (b) Promptly  after the execution of this  Agreement,
DFC shall ask all of its attorneys and other professionals to render current and correct invoices for all unbilled time and disbursements. DFC shall accrue and/or pay all of such amounts as soon as possible.

                           (c) DFC  shall  cause  its  professionals  to  render
monthly invoices within 15 days after the end of each month. DFC shall advise HUBCO monthly of all out-of-pocket expenses which DFC has incurred in connection with this transaction.

                           (d) HUBCO, in reasonable consultation with DFC, shall
make all arrangements with respect to the printing and mailing of the Proxy Statement-Prospectus.

                  5.14       Indemnification.

                           (a) For a period  of six years  after  the  Effective
Time, HUBCO shall indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, a director, officer, employee or agent of DFC or the Dime or serves or has served at the request of DFC or the Dime in any capacity with any other person (collectively, the "Indemnitees") against any and all claims, damages, liabilities, losses, costs, charges, expenses (including, without limitation, reasonable costs of investigation, and the reasonable fees and disbursements of legal counsel and other advisers and experts as incurred), judgments, fines, penalties and amounts paid in settlement, asserted against, incurred by or imposed upon any Indemnitee by reason of the fact that he or she is or was a director, officer, employee or agent of DFC or the Dime or serves or has served at the request of DFC or the Dime in any capacity with any other person, in connection with, arising out of or relating to (i) any threatened, pending or completed claim, action, suit or proceeding (whether civil, criminal, administrative or investigative), including, without limitation, any and all claims, actions, suits, proceedings or investigations by or on behalf of or in the right of or against DFC or the Dime or any of their respective affiliates, or by any former or present shareholder of DFC (each a "Claim" and collectively, "Claims"), including, without limitation, any Claim which is based upon, arises out of or in any way relates to the Merger, the Proxy Statement/Prospectus, this Agreement, any of the transactions contemplated by this Agreement, the Indemnitee's service as a member of the Board of Directors of DFC or the Dime or of any committee of DFC's or the Dime's Board of Directors, the events leading up to the execution of this Agreement, any statement, announcement, recommendation or solicitation made in connection therewith or related thereto (or the absence of any of the foregoing) and any breach of any duty in connection with any of the foregoing, or (ii) the enforcement of the obligations of HUBCO set forth in this Section 5.14, in each case to the fullest extent which DFC or the Dime would have been permitted under any applicable law and their respective Certificates of Incorporation By-Laws had the Merger not occurred (and HUBCO shall also advance expenses as incurred to the fullest extent so permitted). Notwithstanding the foregoing, but subject to subsection
(b) below, HUBCO shall not provide any indemnification or advance any expenses with respect to any Claim which relates to a personal benefit improperly paid or provided, or alleged to have been improperly paid or provided, to the Indemnitee, but HUBCO shall reimburse the Indemnitee for costs incurred by the Indemnitee with respect to such Claim when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that the Indemnitee was not improperly paid or provided with the personal benefit alleged in the Claim.

                           (b) From and after the  Effective  Time,  HUBCO shall
assume and honor any obligation of DFC or the Dime immediately prior to the Effective Time with respect to the indemnification of the Indemnitees arising out of the Certificate of Incorporation or By-Laws of DFC or the Dime, or arising out of any written indemnification agreements between DFC and/or the Dime and such persons disclosed in the DFC Disclosure Schedule, as if such obligations were pursuant to a contract or arrangement between HUBCO and such Indemnitees.

                           (c) In the event  HUBCO or any of its  successors  or
assigns (i) reorganizes or consolidates with or merges into or enters into another business combination transaction with any other person or entity and is not the resulting, continuing or surviving corporation or entity of such consolidation, merger or transaction, or (ii) liquidates, dissolves or transfers all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors and assigns of HUBCO assume the obligations set forth in this Section 5.14.

                           (d) HUBCO shall  cause DFC's and the Dime's  officers
and directors to be covered under HUBCO's then current officers' and directors' liability insurance policy for a period of six years after the Effective Time, or, in the alternative, to be covered under an extension of DFC's and the Dime's existing officers' and directors' liability insurance policy. However, HUBCO shall only be required to insure such persons upon terms and for coverages substantially similar to DFC's and the Dime's existing officers' and directors' liability insurance.

                           (e) Any Indemnitee  wishing to claim  indemnification
under this Section 5.14 shall promptly notify HUBCO upon learning of any Claim, but the failure to so notify shall not relieve HUBCO of any liability it may have to such Indemnitee if such failure does not materially prejudice HUBCO. In the event of any Claim (whether arising before or after the Effective Time) as to which indemnification under this Section 5.14 is applicable, (x) HUBCO shall have the right to assume the defense thereof and HUBCO shall not be liable to such Indemnitees for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnitee in connection with the defense thereof, except that if HUBCO elects not to assume such defense, or counsel for the Indemnitees advises that there are issues which raise conflicts of interest between HUBCO and the Indemnitees, the Indemnitees may retain counsel satisfactory to them, and HUBCO shall pay the reasonable fees and expenses of such counsel for the Indemnitees as statements therefor are received; provided, however, that HUBCO shall be obligated pursuant to this Section 5.14(e) to pay for only one firm of counsel for all Indemnitees in any jurisdiction with respect to a matter unless the use of one counsel for multiple Indemnitees would present such counsel with a conflict of interest that is not waived, and (y) the Indemnitees will cooperate in the defense of any such matter. HUBCO shall not be liable for settlement of any claim, action or proceeding hereunder unless such settlement is effected with its prior written consent. Notwithstanding anything to the contrary in this Section 5.14, HUBCO shall not have any obligation hereunder to any Indemnitee when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and nonappealable, that the indemnification of such Indemnitee in the manner contemplated hereby is prohibited by applicable law or public policy.

                  5.15 Bank Policies and Bank Merger.  Notwithstanding  that DFC believes  that it has  established  all  reserves and taken all  provisions  for possible loan losses required by GAAP and applicable laws, rules and regulations, DFC recognizes that HUBCO may have adopted different loan, accrual and reserve policies (including loan classifications and levels of reserves for possible loan losses). From and after the date of this Agreement to the Effective Time and in order to formulate the plan of integration for the Bank Merger, DFC and HUBCO shall consult and cooperate with each other with respect to (i) conforming to the extent appropriate, based upon such consultation, DFC's loan, accrual and reserve policies and DFC's other policies and procedures regarding applicable regulatory matters, including without limitation Federal Reserve, the Bank Secrecy Act and FDIC matters, to those policies of HUBCO as HUBCO may reasonably identify to DFC from time to time, (ii) new extensions of credit or material revisions to existing terms of credits by Bank, in each case where the aggregate exposure exceeds $500,000, and (iii) conforming, based upon such consultation, the composition of the investment portfolio and overall asset/liability management position of DFC and the Dime to the extent appropriate; provided that any required change in DFC's practices in connection with the matters described in clause (i) or (iii) above need not be effected until the parties receive all necessary governmental approvals and consents to consummate the transactions contemplated hereby,

                  5.16 Compliance with Antitrust Laws. Each of HUBCO and DFC shall use its reasonable best efforts to resolve such objections, if any, which may be asserted with respect to the Merger under antitrust laws, including, without limitation, the Hart-Scott-Rodino Act. In the event a suit is threatened or instituted challenging the Merger as violative of antitrust laws, each of HUBCO and DFC shall use its reasonable best efforts to avoid the filing of, resist or resolve such suit. HUBCO and DFC shall use their reasonable best efforts to take such action as may be required: (a) by the Antitrust Division of the Department of Justice or the Federal Trade Commission in order to resolve such objections as either of them may have to the Merger under antitrust laws, or (b) by any federal or state court of the United States, in any suit brought by a private party or governmental entity challenging the Merger as violative of antitrust laws, in order to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order, or other order which has the effect of preventing the consummation of the Merger. Reasonable best efforts shall include, but not be limited to, the proffer by HUBCO of its willingness to accept an order agreeing to the divestiture, or the holding separate, of any assets of HUBCO or DFC, except to the extent that any such divestitures or holding separate arrangement would have a material adverse effect on HUBCO. The entry by a court, in any suit brought by a private party or governmental entity challenging the Merger as violative of antitrust laws, of an order or decree permitting the Merger, but requiring that any of the businesses, product lines or assets of HUBCO or DFC be divested or held separate thereafter shall not be deemed a failure to satisfy the conditions specified in Section 6.1 hereof except to the extent that any divestitures or holding separate arrangement would have a material adverse effect on HUBCO and HUBCO shall not have voluntarily consented to such divestitures or holding separate arrangements. For the purposes of this Section 5.16, the divestiture or the holding separate of a branch or branches of the Bank with, in the aggregate, less than $50,000,000 in assets shall not be considered to have a material adverse effect on HUBCO.

                  5.17 Pooling and Tax-Free Reorganization Treatment. Prior to the date hereof, neither HUBCO or DFC has taken any action or failed to take any action which would disqualify the Merger for pooling of interests accounting treatment. Before the Effective Time, neither HUBCO nor DFC shall intentionally take, fail to take, or cause to be taken or not taken any action within its control, which would disqualify the Merger as a "pooling-of-interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code. Subsequent to the Effective Time, HUBCO shall not take and shall cause the Surviving Corporation not to take any action within their control that would disqualify the Merger as such a "reorganization" under the Code.

                  5.18 Comfort Letters. HUBCO shall cause Arthur Andersen, its independent public accountants, to deliver to DFC, and DFC shall cause Peat Marwick, its independent public accountants, to deliver to HUBCO and to its officers and directors who sign the Registration Statement for this transaction, a short-form "comfort letter" or "agreed upon procedures" letter, dated the date of the mailing of the Proxy Statement-Prospectus for the Shareholders Meeting of DFC, in the form customarily issued by such accountants at such time in transactions of this type.

                  5.19 Affiliates. Promptly, but in any event within two weeks, after the execution and delivery of this Agreement, DFC shall deliver to HUBCO
(a) a letter identifying all persons who, to the knowledge of DFC, may be deemed to be affiliates of DFC under Rule 145 of the 1933 Act and the pooling-of-interests accounting rules, including, without limitation, all directors and executive officers of DFC and (b) use its reasonable best efforts to cause each person who may be deemed to be an affiliate of DFC to execute and deliver to HUBCO a letter agreement, substantially in the form of Exhibit 5.19-1, agreeing to comply with Rule 145 and to refrain from transferring shares as required by the pooling-of-interests accounting rules. Within two weeks after the date hereof, HUBCO shall use its reasonable best efforts to cause its directors and executive officers to enter into letter agreements in the form of
Exhibit 5.19-2 with HUBCO concerning the pooling-of-interests accounting rules. HUBCO hereby agrees to publish, or file a Form 8-K, Form 10-K or Form 10-Q containing financial results covering at least 30 days of post-Merger combined operations of HUBCO and DFC as soon as practicable (but in no event later than 30 days) following the close of the first calendar month ending 30 days after the Effective Time, in form and substance sufficient to remove the restrictions set forth in paragraph "B" of Exhibit 5.19-1.

                  5.20 Appointments. HUBCO agrees to cause five current directors of Dime to be appointed to the Board of Directors of the Surviving Bank and to invite each other director of Dime to serve on a regional advisory board of the Surviving Bank.

                  5.21 Investment Policy. From the date hereof through and including June 15, 1998, DFC and Dime shall limit their Investment of Cash Flow and Maturities to instruments which are permissible under the Dime Investment Policy. From and including June 16, 1998 through the Effective Time, DFC and Dime shall limit their Investment of Cash Flow and Maturities to instruments which are permissible under the HUBCO Investment Policy. From the date hereof through the Effective Time, DFC and Dime shall limit their Investment of Sales Proceeds to instruments which are permissible under the HUBCO Investment Policy. From the date hereof through the Effective Time, DFC and Dime shall: (i) provide notice to HUBCO, prior to or contemporaneous with each Investment, of the intended nature and amount of such Investment, (ii) provide HUBCO written reports of each week's Investments promptly following such week, and (iii) not make any Commitments which would obligate either of them to make an Investment at any time after June 15, 1998 which would not be permissible under the HUBCO Investment Policy.


                         ARTICLE VI - CLOSING CONDITIONS

                  6.1. Conditions to Each Party's Obligations Under this Agreement. The respective obligations of each party under this Agreement to consummate the Merger shall be subject to the satisfaction, or, where permissible under applicable law, waiver at or prior to the Effective Time of the following conditions:

                           (a) Approval of DFC  Shareholders;  SEC Registration.
This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the shareholders of DFC, and if required, by the requisite vote of the shareholders of HUBCO. The HUBCO Registration Statement shall have been declared effective by the SEC and shall not be subject to a stop order or any threatened stop order, and the issuance of the HUBCO Common Stock shall have been qualified in every state where such qualification is required under the applicable state securities laws.

                           (b) Regulatory Filings.  All necessary  regulatory or
governmental approvals and consents (including without limitation any required approval of the FDIC, the Department, the FRB, the SEC and the DEP) required to consummate the transactions contemplated hereby shall have been obtained without any term or condition which would materially impair the value of DFC and the Dime, taken as a whole, to HUBCO. All conditions required to be satisfied prior to the Effective Time by the terms of such approvals and consents shall have been satisfied; and all statutory waiting periods in respect thereof (including the Hart-Scott-Rodino waiting period if applicable) shall have expired.

                           (c) Suits and  Proceedings.  No  order,  judgment  or
decree shall be outstanding against a party hereto or a third party that would have the effect of preventing completion of the Merger; no suit, action or other proceeding shall be pending or threatened by any governmental body in which it is sought to restrain or prohibit the Merger; and no suit, action or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit the Merger or obtain other substantial monetary or other relief against one or more parties hereto in connection with this Agreement and which HUBCO or DFC determines in good faith, based upon the advice of their respective counsel, makes it inadvisable to proceed with the Merger because any such suit, action or proceeding has a significant potential to be resolved in such a way as to deprive the party electing not to proceed of any of the material benefits to it of the Merger.

                           (d) Tax  Opinion.  HUBCO  and  DFC  shall  each  have
received an opinion, dated as of the Effective Time, of Pitney, Hardin, Kipp & Szuch, reasonably satisfactory in form and substance to DFC and its counsel and to HUBCO, based upon representation letters reasonably required by such counsel, dated on or about the date of such opinion, and such other facts and representations as such counsel may reasonably deem relevant, to the effect that: (i) the Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of Section 368 of the Code; (ii) no gain or loss will be recognized by DFC; (iii) no gain or loss will be recognized by the DFC shareholders upon the exchange in the Merger of DFC Common Stock into HUBCO Common Stock (except with respect to cash received in lieu of a fractional share interest in DFC Common Stock; (iv) the tax basis of any HUBCO Common Stock received in exchange for DFC Common Stock shall equal the basis of the recipient's DFC Common Stock surrendered on the exchange, reduced by the amount of cash received, if any, on the exchange, and increased by the amount of the gain recognized, if any, on the exchange (whether characterized as dividend or capital gain income); and (v) the holding period for any HUBCO Common Stock received in exchange for DFC Common Stock will include the period during which DFC Common Stock surrendered on the exchange was held, provided such stock was held as a capital asset on the date of the exchange.

                           (e) Pooling of Interests. HUBCO shall have received a
letter, dated the Closing Date, from its accountants, Arthur Andersen, reasonably satisfactory to HUBCO and DFC, to the effect that the Merger shall be qualified to be treated by HUBCO as a pooling-of-interests for accounting purposes.

                  6.2. Conditions to the Obligations of HUBCO Under this Agreement. The obligations of HUBCO under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

                           (a)  Representations  and Warranties;  Performance of
Obligations of DFC and the Dime. Except for those representations which are made as of a particular date, the representations and warranties of DFC contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. DFC shall have performed in all material respects the agreements, covenants and obligations to be performed by it prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the DFC Disclosure Schedule to render such representation or warranty true and correct in all material respects as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the DFC Disclosure Schedule, materially adversely affect the representation as to which the supplement or amendment relates.

                           (b) Opinion of Counsel.  HUBCO shall have received an
opinion of counsel to DFC, dated the Closing Date, in form and substance reasonably satisfactory to HUBCO, substantially in accordance with Exhibit 6.2(b) hereto.

                           (c) Certificates. DFC shall have furnished HUBCO with
such certificates of its officers or other documents to evidence fulfillment of the conditions set forth in this Section 6.2 as HUBCO may reasonably request.

                           (d) Legal Fees. DFC shall have  furnished  HUBCO with
letters from all attorneys representing DFC and the Dime in any matters confirming that all material legal fees have been paid in full for services rendered as of the Effective Time.

                           (e) Merger Related  Expense.  DFC shall have provided
HUBCO with an accounting of all merger related expenses incurred by it through the Closing Date, including a good faith estimate of such expenses incurred but as to which invoices have not been submitted as of the Closing Date. The merger related expenses of DFC shall be reasonable.

                           (f) Year 2000 Compliance.  Neither DFC nor Dime shall
have received a rating of less than satisfactory from any bank regulatory agency in year 2000 compliance.

                  6.3. Conditions to the Obligations of DFC Under this Agreement. The obligations of DFC under this Agreement shall be further subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:

                           (a)  Representations  and Warranties;  Performance of
Obligations of HUBCO. Except for those representations which are made as of a particular date, the representations and warranties of HUBCO contained in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. HUBCO shall have performed in all material respects, the agreements, covenants and obligations to be performed by it prior to the Closing Date. With respect to any representation or warranty which as of the Closing Date has required a supplement or amendment to the HUBCO Disclosure Schedule to render such representation or warranty true and correct in all material respects as of the Closing Date, the representation and warranty shall be deemed true and correct as of the Closing Date only if (i) the information contained in the supplement or amendment to the Disclosure Schedule related to events occurring following the execution of this Agreement and (ii) the facts disclosed in such supplement or amendment would not either alone, or together with any other supplements or amendments to the HUBCO Disclosure
Schedule, materially adversely effect the representation as to which the supplement or amendment relates.

                           (b)  Opinion  of  Counsel  to HUBCO.  DFC shall  have
received an opinion of counsel to HUBCO, dated the Closing Date, in form and substance reasonably satisfactory to DFC, substantially in accordance with
Exhibit 6.3(b) hereto.

                           (c)  Fairness  Opinion.  DFC shall have  received  an
opinion from A.G. Edwards, dated no more than three days prior to the date the Proxy Statement-Prospectus is mailed to DFC's shareholders (and if it shall become necessary to resolicit proxies thereafter, dated no more than three days prior to the date of any substantive amendment to the Proxy Statement-Prospectus), to the effect that, in its opinion, the consideration to be paid to shareholders of DFC hereunder is fair to such shareholders from a financial point of view ("Fairness Opinion").

                           (d) Certificates. HUBCO shall have furnished DFC with
such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Section 6.3 as DFC may reasonably request.

                           (e)  Bank  Director   Appointment.   Five  directors,
nominated by DFC and acceptable to HUBCO, shall have been added to the Board of Directors of the Bank.

                 ARTICLE VII - TERMINATION, AMENDMENT AND WAIVER

                  7.1. Termination. This Agreement may be terminated prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of DFC:

                           (a) by mutual written consent of the parties hereto;

                           (b) by HUBCO or DFC (i) if the  Effective  Time shall
not have occurred on or prior to the Cutoff Date unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party at or before the Effective Time, or (ii) if a vote of the shareholders of DFC is taken and such shareholders fail to approve this Agreement at the meeting (or any adjournment or postponement thereof) held for such purpose, or (iii) if a vote of the shareholders of HUBCO is required by applicable NASDAQ rules, such vote is taken and such shareholders fail to approve this Agreement at the meeting (or any adjournment or postponement thereof) held for such purpose;

                           (c) by HUBCO or DFC upon written  notice to the other
if any application for regulatory or governmental approval necessary to consummate the Merger and the other transactions contemplated hereby shall have been denied or withdrawn at the request or recommendation of the applicable regulatory agency or Governmental Entity or by HUBCO upon written notice to DFC if any such application is approved with conditions (other than conditions which are customary in such regulatory approvals) which would materially impair the value of DFC and the Dime, taken as a whole, to HUBCO;

                           (d) by HUBCO  if (i)  there  shall  have  occurred  a
material adverse change in the business, operations, assets, or financial condition of DFC and the Dime, taken as a whole, from that disclosed by DFC in DFC's Annual Report on Form 10-K for the year ended December 31, 1997 (it being understood that those matters disclosed in the DFC Disclosure Schedule shall not be deemed to constitute such a material adverse change) or (ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of DFC hereunder and such breach shall not have been remedied within 30 days after receipt by DFC of notice in writing from HUBCO to DFC specifying the nature of such breach and requesting that it be remedied;

                           (e) by DFC, if (i) there shall have  occurred a HUBCO
Material Adverse Change from that disclosed by HUBCO in HUBCO's Annual Report on Form 10-K for the year ended December 31, 1997; or (ii) there was a material breach in any representation, warranty, covenant, agreement or obligation of HUBCO hereunder and such breach shall not have been remedied within 30 days after receipt by HUBCO of notice in writing from DFC specifying the nature of such breach and requesting that it be remedied;

                           (f) by DFC,  if DFC's Board of  Directors  shall have
approved an Acquisition Transaction after determining, upon advice of counsel, that such approval was necessary in the exercise of its fiduciary obligations under applicable laws;

                           (g) by HUBCO if the  conditions set forth in Sections
6.1 and 6.2 are not satisfied and are not capable of being satisfied by the Cutoff Date;

                           (h) by DFC if the  conditions  set forth in  Sections
6.1 and 6.3 are not satisfied and are not capable of being satisfied by the Cutoff Date; or

                           (i) by DFC, if (either  before or after its  approval
by the shareholders of DFC) its Board of Directors so determines by a vote of a majority of the members of its entire Board, at any time during the three (3) business day period commencing with the Determination Date, if the Median Pre-Closing Price of HUBCO Common Stock Average Price on the Determination Date is less than $31.43. Notwithstanding the foregoing, if DFC elects to exercise its termination right pursuant to this subsection (i), it shall give prompt written notice to HUBCO (provided that such notice of election to terminate may be withdrawn at any time within the aforementioned three (3) business day period)). During the three (3) business day period commencing with its receipt of such notice, HUBCO shall have the option of increasing the consideration to be received by the holders of DFC Common Stock hereunder by increasing the Exchange Ratio to equal a number (rounded to four decimals) equal to a quotient, the numerator of which is $33.00 and the denominator of which is the Median Pre-Closing Price of HUBCO Common Stock. If HUBCO makes an election contemplated by the preceding sentence, within such three (3) business day period, it shall give prompt written notice to DFC of such election and the revised Exchange Ratio, whereupon no termination shall have occurred pursuant to this subsection
(i) and this Agreement shall remain in effect in accordance with its terms (except as the Exchange Ratio shall have been so modified), and any references in this Agreement to "Exchange Ratio" shall thereafter be deemed to refer to the Exchange Ratio as adjusted pursuant to this subsection.

                  7.2. Effect of Termination. In the event of the termination and abandonment of this Agreement by either HUBCO or DFC pursuant to Section 7.1, this Agreement (other than Section 5.5(b), the penultimate sentence of Section 5.6(h), this Section 7.2 and Section 8.1) shall forthwith become void and have no effect, without any liability on the part of any party or its officers, directors or shareholders. Nothing contained herein, however, shall relieve any party from any liability for any breach of this Agreement.

                  7.3. Amendment. This Agreement may be amended by action taken by the parties hereto at any time before or after adoption of this Agreement by the shareholders of DFC but, after any such adoption, no amendment shall be made which reduces the amount or changes the form of the consideration to be delivered to the shareholders of DFC without the approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties hereto.

                  7.4. Extension; Waiver. The parties may, at any time prior to the Effective Time of the Merger, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto; or (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party against which the waiver is sought to be enforced.


                          ARTICLE VIII - MISCELLANEOUS

                  8.1.     Expenses.

                           (a) Except as otherwise  expressly stated herein, all
costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including legal, accounting and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses. Notwithstanding the foregoing, DFC may bear the expenses of the Dime.

                           (b)  Notwithstanding  any provision in this Agreement
to the contrary, in the event that either of the parties shall willfully default in its obligations hereunder, the non-defaulting party may pursue any remedy available at law or in equity to enforce its rights and shall be paid by the willfully defaulting party for all damages, costs and expenses, including without limitation legal, accounting, investment banking and printing expenses, incurred or suffered by the non-defaulting party in connection herewith or in the enforcement of its rights hereunder.

                  8.2. Survival. The respective representations, warranties, covenants and agreements of the parties to this Agreement shall not survive the Effective Time, but shall terminate as of the Effective Time, except for Article II, this Section 8.2 and Sections 5.5(b), 5.8(a) and 5.14.

                  8.3. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or by reputable overnight courier or sent by registered or certified mail, postage prepaid, as follows:

                  (a)      If to HUBCO, to:

                           HUBCO, Inc.
                           1000 MacArthur Boulevard
                           Mahwah, NJ 07430
                           Attn.: Kenneth T. Neilson, Chairman,
                                  President and Chief Executive Officer

                           Copy to:

                           HUBCO, Inc.
                           1000 MacArthur Boulevard
                           Mahwah, NJ 07430
                           Attn.: D. Lynn Van Borkulo-Nuzzo, Esq.

                           And copy to:

                           Pitney, Hardin, Kipp & Szuch
                           (mail to) P.O. Box 1945
                           Morristown, NJ 07962
                           (deliver to) 200 Campus Drive
                           Florham Park, NJ 07932
                           Attn.: Ronald H. Janis, Esq.

                  (b)      If to DFC, to:

                           Dime Financial Corp.
                           95 Barnes Road
                           Wallingford, CT 0642
                           Attention: Richard H. Dionne, President and
                                      Chief Executive Officer

                           Copy to:

                           Day. Berry & Howard
                           CityPlace I
                           Hartford, CT 06103
                           Attention Paul F. McAlenney, Esq.

or such other addresses as shall be furnished in writing by any party, and any such notice or communications shall be deemed to have been given as of the date actually received.

                  8.4. Parties in Interest; Assignability. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement except the Indemnitees described in Section 5.14. This Agreement and the rights and obligations of the parties hereunder may not be assigned.

                  8.5. Entire Agreement. This Agreement, which includes the Disclosure Schedules hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire Agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior negotiations, arrangements or understandings, written or oral, with respect thereto, other than any confidentiality agreements entered into by the parties hereto.

                  8.6. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

                  8.7. Governing Law. This Agreement shall be governed by the laws of the State of New Jersey, without giving effect to the principles of conflicts of laws thereof.

                  8.8. Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  IN WITNESS WHEREOF, HUBCO, the Bank, DFC and the Dime have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

ATTEST:                                          HUBCO, INC.


By: D. LYNN VAN BORKULO-NUZZO                   KENNETH T. NEILSON
    ________________________           By: ___________________________
    D. Lynn Van Borkulo-Nuzzo,             Kenneth T. Neilson, Chairman,
    Secretary                              President and Chief Executive Officer

                                             DIME FINANCIAL CORPORATION

                                                RICHARD H. DIONNE
                                       By: ____________________________
                                           Richard H. Dionne, President and
                                            Chief Executive Officer


ATTEST:                                      LAFAYETTE AMERICAN BANK

    D. LYNN VAN BORKULO-NUZZO                  KENNETH T. NEILSON
By: ______________________             By: _____________________________
    D. Lynn Van Borkulo-Nuzzo,              Kenneth T. Neilson
    Secretary

                                               THE DIME SAVINGS BANK
                                                  OF WALLINGFORD

                                                RICHARD H. DIONNE
                                       By: ______________________________
                                           Richard H. Dionne, President and
                                            Chief Executive Officer

                       AGREEMENT OF DFC AND DIME DIRECTORS

                  Reference is made to the Agreement and Plan of Merger, dated March 31, 1998 (the "Merger Agreement"), among HUBCO, Inc. ("HUBCO"), a New Jersey corporation and registered bank holding company, Lafayette American Bank (the "Bank"), a New Jersey state-chartered commercial banking corporation and wholly-owned subsidiary of HUBCO, Dime Financial Corporation, a Connecticut corporation and registered bank holding company ("DFC"), and The Dime Savings Bank of Wallingford, a Connecticut state-chartered savings bank and wholly-owned subsidiary of DFC (the "Dime"). Capitalized terms used herein and not otherwise defined have the meanings given to them in the Merger Agreement.

                  Each of the following persons, being all of the directors of DFC and the Dime, solely in such person's capacity as a holder of DFC Common Stock, agrees to vote or cause to be voted all shares of DFC Common Stock which are held by such person, or over which such person exercises full voting control (except as trustee or in a fiduciary capacity, or as nominee), in favor of the Merger.

                  It is understood and agreed that this Agreement of DFC and Dime Directors (this "Agreement") relates solely to the capacity of the undersigned as shareholders or other beneficial owners of shares of DFC Common Stock and is not in any way intended to affect the exercise by the undersigned of the undersigned's responsibilities as directors of DFC or the Dime. It is further understood and agreed that this Agreement is not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of DFC Common Stock held by the undersigned as of the date hereof.


-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------

-----------------------------------         ------------------------------------










Dated: As of March 31, 1998

                                 EXHIBIT 5.19-1

                   FORM OF AFFILIATE LETTER FOR DFC AFFILIATES


                                                              March __, 1998


HUBCO, Inc.
1000 MacArthur Boulevard
Mahwah, NJ 07430

Gentlemen:

                  I am delivering this letter to you in connection with the proposed acquisition (the "Merger") of Dime Financial Corp. (the "DFC"), by HUBCO, Inc., a New Jersey corporation and registered bank holding company ("HUBCO"), pursuant to the Agreement and Plan of Merger dated March 31, 1998
(the "Agreement") between DFC, its bank subsidiary, HUBCO and its bank subsidiary. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Agreement. I currently own shares of DFC Common Stock. As a result of the Merger, I will receive shares of HUBCO Common Stock in exchange for my DFC Common Stock.

                  I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of DFC, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations promulgated under the Securities Act of 1933, as amended (the "1933 Act") by the Securities and Exchange Commission ("SEC") and as the term "affiliate" is used for purposes of the SEC's rules and regulations applicable to the determination of whether a merger can be accounted for as a "pooling of interests" as specified in the SEC's Accounting Series Release 135, as amended by Staff Accounting Bulletins Nos. 65 and 76 ("ASR 135").

                  I represent to and agree with HUBCO that:

                  A. Transfer Review Restrictions. During the period beginning on the date hereof and ending 30 days prior to the consummation of the Merger, I shall not sell, transfer, reduce my risk with respect to or otherwise dispose of ("transfer") any DFC Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any DFC Common Stock owned by such person or entity, without notifying HUBCO in advance of the proposed transfer and giving HUBCO a reasonable opportunity to review the transfer before it is consummated. HUBCO, if advised to do so by its independent public accountants in writing a copy of which is provided to me, may instruct me not to make or permit the transfer because it may interfere with the "pooling of interests" treatment of the Merger. I shall abide by any such instructions.

                  B. Transfer Restrictions During Merger Consummation Period. I shall not transfer any DFC Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any DFC Common Stock owned by such person or entity during the period beginning 30 days prior to the consummation of the Merger and ending immediately after financial results covering at least 30 days of post-Merger combined operations have been published by HUBCO by means of the filing of a Form 10-Q or Form 8-K under the Securities Exchange Act of 1934, as amended, the issuance of a quarterly earnings report, or any other public issuance which satisfies the requirements of ASR 135. For purposes of this paragraph only, "DFC Common Stock" includes HUBCO Common Stock as converted.

                  C. Compliance with Rule 145. I have been advised that the issuance of HUBCO Common Stock to me pursuant to the Merger will be registered with the SEC under the 1933 Act on a Registration Statement on Form S-4. However, I have also been advised that, since I may be deemed to be an affiliate of DFC at the time the Merger is submitted for a vote of DFC's shareholders, any transfer by me of HUBCO Common Stock is restricted under Rule 145 promulgated by the SEC under the 1933 Act. I agree not to transfer any HUBCO Common Stock received by me or any of my affiliates unless (i) such transfer is made in conformity with the volume and other limitations of Rule 145 promulgated by the SEC under the 1933 Act, (ii) in the opinion of HUBCO's counsel or counsel reasonably acceptable to HUBCO, such transfer is otherwise exempt from registration under the 1933 Act or (iii) such transfer is registered under the 1933 Act.

                  D. Stop Transfer Instructions; Legend on Certificates. I also understand and agree that stop transfer instructions will be given to HUBCO's transfer agents with respect to the HUBCO Common Stock received by me and any of my affiliates and that there will be placed on the certificates of the HUBCO Common Stock issued to me and any of my affiliates, or any substitutions therefor, a legend stating in substance:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933 APPLIES. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT DATED MARCH 31, 1998 BETWEEN THE REGISTERED HOLDER HEREOF AND HUBCO, INC., A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF HUBCO, INC."

                  E. Consultation with Counsel. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to transfer HUBCO Common Stock to the extent I felt necessary with my counsel or counsel for DFC.

                  Execution of this letter is not an admission on my part that I am an "affiliate" of DFC as described in the second paragraph of this letter, or a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter. This letter shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                                                              Very truly yours,



                                                   -----------------------------
                                                   Name:

Accepted this _____
day of _______, 199__ by

HUBCO, INC.


By: ______________________________
    Name:
    Title:

                                 EXHIBIT 5.19-2

                  FORM OF AFFILIATE LETTER FOR HUBCO AFFILIATES



                                                              March __, 1998


HUBCO, Inc.
1000 MacArthur Boulevard
Mahwah, NJ 07430

Gentlemen:

                  I am delivering this letter to you in connection with the proposed merger (the "Merger") of Dime Financial Corp. ("DFC") with and into HUBCO, Inc., a New Jersey corporation and registered bank holding company ("HUBCO"), pursuant to the Agreement and Plan of Merger dated March 30, 1998
(the "Agreement") between DFC, its bank subsidiary, HUBCO and its bank subsidiary. I currently own shares of HUBCO's common stock, no par value ("HUBCO Common Stock").

                  I have been advised that as of the date of this letter I may be deemed to be an "affiliate" of HUBCO, as the term "affiliate" is used for purposes of the rules and regulations of the Securities and Exchange Commission (the "SEC") applicable to the determination of whether a merger can be accounted for as a "pooling of interests" as specified in the SEC's Accounting Series Release 135, as amended by Staff Accounting Bulletins Nos.
65 and 76 ("ASR 135").

                  I represent and covenant with HUBCO and DFC that:

                  A. Transfer Restrictions Prior to Merger Consummation. During the period beginning on the date hereof and ending 30 days prior to the consummation of the Merger, I shall not sell, transfer, reduce my risk with respect to or otherwise dispose of ("transfer") any HUBCO Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, from transferring any HUBCO Common Stock owned by such person or entity, without notifying HUBCO in advance of the proposed transfer and giving HUBCO a reasonable opportunity to object to the transfer before it is consummated. HUBCO, upon advice of its independent public accountants, may instruct me not to make or permit the transfer because it may interfere with the "pooling of interests" treatment of the Merger. I shall abide by any such instructions.

                  B. Post-Consummation Transfer Restrictions. During the period beginning 30 days prior to the consummation of the Merger and ending immediately after financial results covering at least 30 days of post-Merger combined operations have been published by HUBCO by means of filing of a Form 10-Q or Form 8-K under the Securities Exchange Act of 1934, the issuance of a quarterly earnings report, or any other public issuance which satisfies the requirements of ASR 135, I shall not transfer any HUBCO Common Stock owned by me, and I shall not permit any relative who shares my home, or any person or entity who or which I control, to transfer any HUBCO Common Stock owned by such person or entity.

                  C. Consultation with Counsel. I have carefully read this letter and the Agreement and discussed the requirements of such documents and other applicable limitations upon my ability to transfer HUBCO Common Stock to the extent I felt necessary with my counsel or counsel for HUBCO.

                  Execution of this letter is not an admission on my part that I am an "affiliate" of HUBCO as described in the second paragraph of this letter, or a waiver of any rights I may have to object to any claim that I am such an affiliate on or after the date of this letter. This letter shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                                       Very truly yours,



                                      -------------------------------------
                                      Name:
                                      Title:


Accepted this ____ day of
________________, 199_ by

HUBCO, INC.



By: ________________________________
    Name:
    Title:

                                 EXHIBIT 6.2(b)


                        FORM OF OPINION OF COUNSEL TO DFC
                 TO BE DELIVERED TO HUBCO ON THE EFFECTIVE TIME


                  (a) DFC and Dime have full corporate power to carry out the transactions contemplated in the Agreement. The execution and delivery of the Agreement and the consummation of the transactions contemplated thereunder have been duly and validly authorized by all necessary corporate action on the part of DFC and Dime, and the Agreement constitutes the valid and legally binding obligations of DFC and Dime enforceable in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship, and other laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally or the rights of creditors of Connecticut state-chartered capital stock savings banks or their holding companies, (ii) general equitable principles, and (iii) laws relating to the safety and soundness of insured depository institutions, and except that no opinion need be rendered as to the effect or availability of equitable remedies or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law). Subject to satisfaction of the conditions set forth in the Agreement, neither the transactions contemplated in the Agreement, nor compliance by DFC and Dime with any of the provisions thereof, will (i) conflict with or result in a breach or default under the certificate of incorporation or bylaws of DFC or the charter or bylaws of Dime, or (ii) based exclusively on certificates of officers and without independent verification, to the knowledge of such counsel, (A) conflict with or result in a breach or default under any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which DFC or Dime is a party; or (B) result in the creation or imposition of any material lien, instrument or encumbrance upon the property of DFC or Dime, except such material lien, instrument or obligation that has been disclosed to HUBCO pursuant to the Agreement, or (iii) violate in any material respect any order, writ, injunction, or decree known to such counsel, or any statute, rule or regulation applicable to DFC or Dime.

                  (b) DFC is a corporation validly existing and in good standing under the laws of the State of Connecticut, Dime is a validly existing capital stock savings bank under the laws of the State of Connecticut and each of DFC and Dime has the corporate power and authority to own or lease all of its properties and assets and to conduct the business in which it is currently engaged as described on pages __ and __ under the caption "_____________________" in the Proxy Statement-Prospectus.

                  (c) There is, to the knowledge of such counsel, no legal, administrative, arbitration or governmental proceeding or investigation pending or threatened to which DFC or Dime is a party which would, if determined adversely to DFC or Dime, have a material adverse effect on the business, properties, results of operations, or condition, financial or otherwise, of DFC or Dime taken as a whole or which presents a claim to restrain or prohibit the transactions contemplated by the Agreement.

                  (d) No consent, approval, authorization, or order of any federal or state court or federal or state governmental agency or body, or to such counsel's knowledge of any third party, is required for the consummation by DFC or Dime of the transactions contemplated by the Agreement, except for such consents, approvals, authorizations or orders as have been obtained or which would not have a material adverse effect upon HUBCO upon consummation of the Merger.

         In addition to the foregoing opinions, counsel shall state that on the sole basis of such counsel's participation in conferences with officers and employees of DFC in connection with the preparation of the Prospectus-Proxy Statement and without other independent investigation or inquiry, such counsel has no reason to believe that the Prospectus-Proxy Statement, including any amendments or supplements thereto (except for the financial information, financial statements, notes to financial statements, financial schedules and other financial or statistical data and stock valuation information contained or incorporated by reference therein and except for any information supplied by HUBCO for inclusion therein, as to which counsel need express no belief), as of the date of mailing thereof and as of the date of the meeting of shareholders of DFC to approve the Merger, contained any untrue statement of a material fact or omitted to state a material fact necessary to make any statement therein, in light of the circumstances under which it was made, not misleading. Counsel may state in connection with the foregoing that such counsel has not independently verified and does not assume any responsibility for the accuracy, completeness or fairness of any information or statements contained in the Prospectus-Proxy Statement, except with respect to identified statements of law or regulations or legal conclusions relating to DFC or Dime or to their participation in the transactions contemplated in the Agreement and that it is relying as to
materiality   as  to  factual   matters  on   certificates   of   officers   and
representatives of the parties to the Agreement and other factual representations by DFC and Dime.

                  Such counsel's opinion shall be limited to matters governed by the laws of the State of Connecticut and federal laws and regulations of the United States of America.

                                 EXHIBIT 6.3(b)


                       FORM OF OPINION OF COUNSEL TO HUBCO
                  TO BE DELIVERED TO DFC ON THE EFFECTIVE TIME




                  (a) HUBCO is a corporation validly existing and in good standing under the laws of the State of New Jersey, the Lafayette is a validly existing Connecticut state-chartered commercial banking corporation under the laws of the State of Connecticut and each of HUBCO and Lafayette has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as described in the Proxy Statement-Prospectus on pages __ and __ under the caption "_____________________________." HUBCO is registered as a bank holding company under the BHCA.

                  (b) Each HUBCO Subsidiary listed as such in the HUBCO Disclosure Schedule is validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (c) The authorized capital stock of HUBCO consists of ____________ shares of common stock, no par value per share ("HUBCO Common Stock") and _____________ shares of Series B, no par value, Convertible Preferred Stock (the "Authorized Preferred Stock). Except for
 to our knowledge, there are no outstanding subscription rights, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (either firm or conditional) obligating HUBCO to issue, deliver or sell, cause to be issued, delivered or sold, or restricting HUBCO from selling any additional HUBCO Common Stock or Authorized Preferred Stock or obligating HUBCO to grant, extend or enter into any such agreement or commitment. The HUBCO Common Stock to be issued in connection with the Merger in accordance with
Article II of the Agreement, or pursuant to the Continuing Stock Options, when so issued in accordance therewith, will be duly authorized, validly issued, fully paid and non-assessable, free of preemptive rights and free and clear of all liens, encumbrances or restrictions created by HUBCO.

                  (d) The Agreement has been authorized, executed and delivered by HUBCO and Lafayette and constitutes the valid and binding obligations of HUBCO and Lafayette enforceable in accordance with its terms, except that the enforceability of the obligations of HUBCO and Lafayette may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, or laws affecting institutions the deposits of which are insured by the FDIC or other laws heretofore or hereafter enacted relating to or affecting the
enforcement  of  creditors'   rights  generally  and  by  principles  of  equity
(regardless of whether such enforceability is considered in a proceeding in equity or at law). In addition, certain remedial and other provisions of the Agreement may be limited by implied covenants of good faith, fair dealing, and commercially reasonable conduct, by judicial discretion, in the instance of equitable remedies, and by applicable public policies and laws.

                  (e) Subject to satisfaction of the conditions set forth in the Agreement, the execution and delivery of the Agreement and the consummation of the transactions contemplated thereby will not (i) conflict with or violate any provision of or result in the breach of any provision of the Certificate of Incorporation or By-Laws of HUBCO or the Charter and By-Laws of Lafayette; (ii) based on certificates of officers of HUBCO and without independent verification, conflict with or violate in any material respect, or result in a material breach or violation of the terms or provisions of, or constitute a default under, or result in (whether upon or after the giving of notice or lapse of time or both) any material obligation under, any indenture, mortgage, deed of trust or loan agreement or any other agreement, instrument, judgment, order, arbitration award or decree of which we have knowledge (through our representation of HUBCO and Lafayette in connection therewith or in the course of our representation of HUBCO and Lafayette in connection with the Agreement) and to which HUBCO or Lafayette is a party or by which HUBCO or Lafayette is bound; or (iii) cause HUBCO or Lafayette to violate any corporation or banking law applicable to HUBCO.

                  (f) All actions of the directors and shareholders of HUBCO and Lafayette required by federal banking laws and regulations, New Jersey law and Connecticut banking law or by the Certificate of Incorporation or By-Laws of HUBCO and Lafayette, to be taken by HUBCO and Lafayette to authorize the execution, delivery and performance of the Agreement and consummation of the Merger have been taken.

                  (g) Assuming that there has been due authorization of the Merger by all necessary corporate and governmental proceedings on the part of DFC and Dime and that DFC and Dime have taken all action required to be taken by it prior to the Effective Time, upon the appropriate filing of the Certificates of Merger in respect of the Merger with the New Jersey Secretary of State and the Connecticut Secretary of State in accordance with Section 1.6 of the Agreement, the Merger will become effective at the Effective Time, as such term is defined in Section 1.6, and upon effectiveness of the Merger each share of DFC Common Stock will be converted as provided in Article II of the Agreement.

                  (h) No approvals, authorizations, consents or other actions or filings under federal banking laws, New Jersey law or Connecticut banking law ("Approvals") are required to be obtained by HUBCO or Lafayette in order to permit the execution and delivery of the Agreement by HUBCO or Lafayette and the performance by HUBCO or Lafayette of the transactions contemplated thereby other than those Approvals which have been obtained or those Approvals or consents required to be obtained by DFC or Dime.

                  (i) The Registration Statement has been declared effective by the Securities and Exchange Commission ("SEC") under the 1933 Act and we are not aware that any stop order suspending the effectiveness has been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC.

                  We are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement-Prospectus and make no representation that we have independently verified the accuracy, completeness or fairness of such statements, but from our examination of the Proxy Statement-Prospectus and our general familiarity with HUBCO no facts have come to our attention that caused us to believe that (except for financial statements and other tabular financial information, and other financial and statistical data and information, as to which we do not express any belief) the Proxy Statement-Prospectus on the date of the mailing thereof and on the date of the meeting of stockholders of DFC at which the Agreement was approved, contained any untrue statement of a material fact regarding HUBCO or the Merger, or omitted to make a material fact regarding HUBCO or the Merger therein, in light of the circumstances under which they were made, not misleading.

                  We are members of the Bar of the State of New Jersey and we express no opinion as to any of the laws of any jurisdiction other than the laws of the State of New Jersey, Connecticut banking law and federal laws and regulations of the United States of America.